STRATEGIC COLLABORATION AGREEMENT


                  THIS STRATEGIC COLLABORATION AGREEMENT dated as of August 17, 1999 (the "Agreement") is made by and between PALATIN TECHNOLOGIES, INC., a Delaware corporation ("Palatin") and MALLINCKRODT INC., a Delaware corporation, by and through its unincorporated Medical Imaging division ("Mallinckrodt").

                                    RECITALS

          WHEREAS, Palatin has certain intellectual property rights (including, without limitation, certain patents) concerning, and is in the process of developing a proprietary compound called, LeuTech(TM), which is a radiopharmaceutical product useful for imaging infection and inflammation;

          WHEREAS,   Mallinckrodt   is  interested  in  entering  into  a  joint
collaboration with Palatin for the development of a commercial product or products from LeuTech(TM) and desires to obtain an exclusive license to market and sell any product or products developed from LeuTech(TM) in all the countries of the world, excluding those countries and other sovereign territories in Europe, in accordance with the principles set forth herein; and

          WHEREAS, Palatin is willing to enter into such a collaboration and to grant Mallinckrodt such a license upon the terms and conditions set forth below.

          NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto mutually agree as follows:

                                    Article 1

                          DEFINITIONS OF CERTAIN TERMS

         For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below:

         1.1 "Adverse Events" shall mean an adverse drug experience as defined in 21 C.F.R.ss.314.80 (a).

         1.2 "Affiliate" shall mean any corporation or other entity which directly or indirectly controls, is controlled by or is under common control with a party to this Agreement. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

         1.3 "Annual  Development Plan" shall have the meaning ascribed to it in
Section 3.1(f) and "Annual Marketing Plan" shall have the meaning ascribed to it in Section 2.2(d).

         1.4 "BLA" shall mean a Biologics License Application, or its substantial equivalent, filed with the FDA (as defined below), or, with respect to countries other than the United States, with the governing health or regulatory authority of such country.

         1.5 "cGMP" shall mean current Good Manufacturing Practices as determined at any given time by the FDA.

         1.6 "Change in Control" shall mean the occurrence, with respect to Palatin, of any one of the following events:

                  (a) any "person" as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (and as used in Sections 13(d)(3) and 14(d)(2) of such Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under such Act), directly or indirectly, of securities of Palatin representing greater than fifty percent (50%) of the combined voting power of Palatin's then outstanding securities eligible to vote for the election of its board of directors; provided, however, that the event described in this clause
(a) shall not be deemed to be a change in control by virtue of any of the following acquisitions: (i) by Palatin or any wholly-owned subsidiary of Palatin, (ii) by any employee benefit plan sponsored or maintained by Palatin or any subsidiary of Palatin, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) except as provided in subsection 1.6(c) below, in which voting securities of Palatin are acquired from Palatin, if a resolution providing expressly that the acquisition pursuant to this clause (iv) does not constitute a change in control is approved by a vote of at least a majority of the directors who are directors of Palatin on and as of the date hereof;

                  (b) individuals who, on the date hereof, constitute the board of directors of Palatin cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof, whose election, or nomination for election, by Palatin's stockholders was approved by a vote of at least a majority of the directors comprising the current board of directors (either by a specific vote or by approval of the proxy statement of Palatin in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the current board of directors; provided, however, that no individual initially elected or nominated as a director of Palatin as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board of directors shall be deemed to be a member of the current board of directors;

                  (c) a merger, consolidation, share exchange or similar form of corporate reorganization of Palatin requiring the approval of Palatin's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise); provided, however, that a "change in control" shall not be deemed to occur upon a merger, consolidation, share exchange or similar form of corporate reorganization of Palatin, whether or not stockholder approval is required, so long as (A) the Board of Directors of any entity surviving or resulting from such reorganization contains at least fifty percent (50%) of the directors who were members of the board of directors of Palatin immediately prior to such reorganization and (B) the Chief Executive Officer of any such surviving entity is the same person as the Chief Executive Officer of Palatin immediately prior to such reorganization;

                  (d) the direct or indirect sale or other disposition of all, substantially all or any substantial parts of the assets or lines of business of Palatin, whether or not approval of any such transaction by stockholders is required; provided, however, Palatin shall be able to sell or otherwise dispose of non-LeuTech assets or lines of business in a transaction not otherwise qualifying as a "Change of Control" under subsections (a), (b) and (c) of this
Section 1.6, whether or not approval of such transaction by stockholders is required, and such sale or other disposition shall not constitute a "Change of Control"; or

         (e) the stockholders of Palatin approve a plan of complete liquidation or dissolution of Palatin.

         1.7 "Common Shares" shall mean, at any given time, those shares of the Common Stock, owned by Mallinckrodt as a consequence of its exercise of the conversion rights set forth in Section 5.2(c) or Section 5.2(e) below.

         1.8 "Common Stock" shall mean the publicly traded, voting common stock of Palatin.

         1.9 "Defective Product" shall have the meaning ascribed to it in
Section 2.3(k) below.

         1.10 "Development Costs" shall mean all external costs and direct internal costs incurred in connection with the development of LeuTech Products for diagnosing and imaging equivocal appendicitis and osteomyelitis for the North American portion (i.e., the United States and Canada) of the Territory during the Development Phase, [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

         1.11 "Development Criteria" shall mean those milestones and actions that Palatin is required to achieve, in the manner and in the time specified, with respect to the development of LeuTech, which milestones and actions are set forth in Section 3.2(a) set forth below.

         1.12 "Development Payments" shall mean those payments due by Mallinckrodt to Palatin in accordance with Section 5.7(b) herein below as Mallinckrodt's share of Development Costs with respect to the development of LeuTech Products for diagnosing and imaging equivocal appendicitis and osteomyelitis for the North American portion of the Territory.

         1.13 "Development Phase" shall mean, as to each and every LeuTech Indication, the period of time with respect to any portion of the Territory during which such LeuTech Indication is being developed and such phase will terminate, with respect to any given portion of the Territory, on the later of the date approval for the marketing and sale of such LeuTech Indication as a LeuTech Product is granted by the appropriate regulatory authority in any such portion of the Territory or the date upon which post-approval product development activities required by any government organization are complete.

         1.14 "Development Program" shall mean the development program for LeuTech Products for diagnosing and imaging equivocal appendicitis and osteomyelitis for commercial sales in the North American portion of the Territory, as such program will be more fully described in the first Annual Development Plan to be prepared by Palatin and delivered to Mallinckrodt at the first meeting of the Joint Steering Committee in connection herewith, as such program may be amended from time to time by the parties in accordance with this Agreement.

         1.15 "Dilutive  Event" shall have the meaning  ascribed to such term in
Section 5.2(e) below.

         1.16 "Europe" shall mean Ireland, Northern Ireland, the United Kingdom, Iceland, Norway, Sweden, Finland, Denmark, Portugal, Spain, Gibraltar, France, Monaco, Andorra, Belgium, the Netherlands, Luxembourg, Germany, Poland, Hungary, Romania, Bulgaria, Slovakia, the Czech Republic, Austria, Liechtenstein, Switzerland, Italy, San Marino, the Holy See, Malta, Greece, Serbia, Croatia, Slovenia, Bosnia, Montenegro, Macedonia, Kosovo, Albania, the Russian Republic, the Ukraine, Belarus, Moldova, Latvia, Lithuania and Estonia.

         1.17 "FDA" shall mean the United States Food and Drug Administration.

         1.18 "First Commercial Sale" shall mean the first sale of any LeuTech Products for use or consumption by the general public in any portion of the Territory, when such sale has been made with the required marketing approval, as appropriate to the portion of the Territory, granted by the governing health or regulatory authority.

         1.19  "Indemnitee"  shall  have the  meaning  ascribed  to such term in
Section 8.5 below.

         1.20  "Indemnitor"  shall  have the  meaning  ascribed  to such term in
Section 8.5 below.

         1.21  "Information"  shall have the  meaning  ascribed  to such term in
Section 7.1(a) below.

         1.22 "Joint Steering Committee" shall have the meaning ascribed to such term in Section 4.1(a) below.

         1.23 "Launch Activities" shall mean those activities to be carried out by Mallinckrodt in connection with the commencement of commercial sales of LeuTech Products in any portion of the Territory, which activities shall generally include those listed on Exhibit B attached hereto.

         1.24 "LeuTech(TM)" shall mean and refer to that compound the chemical structure of which is described generally on Exhibit C attached hereto.

         1.25  "LeuTech   Indication"   shall  mean  any  specific  imaging  and
diagnostic use of LeuTech(TM), whether in the process of development or as approved by the appropriate governmental regulatory agency or agencies.

         1.26 "LeuTech Products" shall mean each and every commercial product that is or can be developed for sale from LeuTech(TM) and which is used or usable for nuclear imaging of infection or inflammation, and shall specifically and in every instance (unless the context otherwise clearly requires and until such time as the Joint Steering Committee expands the universe of commercial products to be developed hereunder) refer at the very least to LeuTech Indications for equivocal appendicitis and osteomyelitis as developed hereunder for sale as commercial products in the North American portion of the Territory (i.e., all uses of the term "LeuTech Products" herein shall be a reference to developed commercial products usable for diagnosis and imaging of equivocal appendicitis and/or osteomyelitis and appropriate for sale in the North American portion of the Territory).

         1.27 "License Payments" shall mean the payments made by Mallinckrodt to Palatin as described in Section 5.1 below in consideration of the license rights granted by Palatin to Mallinckrodt in accordance with Section 2.1 below.

         1.28 "Mallinckrodt Indemnitee" shall have the meaning ascribed to such term in Section 5.6(a) below.

         1.29 "Marketing Criteria" shall mean those milestones, actions and obligations that, with respect to any given period of time and in any given portion of the Territory, Mallinckrodt is required to achieve and perform, in the manner and time specified, with respect to the sales, marketing and distribution of LeuTech Products, which Marketing Criteria shall be established by the Joint Steering Committee and shall be derived from any Annual Marketing Plan then in effect.

         1.30 "Net Sales" shall mean the gross sales prices for LeuTech Products billed to customers (including, without limitation, any distributors or sublicensees) by a party or by its Affiliates less [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. Reductions to gross sales may include [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] It is further understood that the amount of any adjustments to the gross sales of LeuTech Products described in this Section 1.30 relate solely to the sale of LeuTech Products. Net sales shall in all cases hereunder be expressed in United States dollars regardless of the currency in which any sales transaction is made.

         With respect to Net Sales of Product Units where sales of such Product Units have been "bundled" with other products (i.e., if a Product Unit is sold pursuant to an agreement with an independent customer specifying, for a combination of products and/or services, [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

         1.31 "Quarterly Net Sales Report" shall have the meaning ascribed to such term in Section 2.2(c) below.

         1.32 "Palatin Indemnitee" shall have the meaning ascribed to such term in Section 5.6(b) below.

         1.33 "Palatin Intellectual Property Rights" shall mean all of those intellectual property rights of Palatin or any of its Affiliates of any nature whatsoever (including, without limitation, the Palatin Patent Rights, as defined herein below) which are used or useful in connection with LeuTech(TM) or LeuTech Products.

         1.34 "Palatin Patent Rights" shall mean those patents and applications for patent owned by Palatin or any of its Affiliates or which Palatin or any of its Affiliates has the right to use and which are used or useful in connection with LeuTech(TM) or LeuTech Products, as set forth and described (including the precise nature of Palatin's rights thereto) on Exhibit D attached hereto.

         1.35 "Preferred Stock" shall mean the class of non-voting, subordinated preferred stock of Palatin to be issued to Mallinckrodt in accordance herewith and in consideration of the payments by Mallinckrodt set forth in Section 5.2(b) below, which preferred stock shall have those rights and privileges as are fully described in the certificate of designation attached hereto as Exhibit E.

         1.36 "Pre-Launch Activities" shall mean the activities to be carried out by Mallinckrodt to prepare for the commencement of commercial sale of LeuTech Products in any portion of the Territory prior to any such activities hereunder that are defined as Launch Activities, which activities shall generally include those listed on Exhibit B attached hereto.

         1.37 "Product Direct Cost" shall have the meaning ascribed to such term in Section 2.3(f) below.

         1.38 "Product Sample" shall mean Product Units (as defined below) provided to Mallinckrodt by Palatin, at Palatin's Product Direct Cost, for distribution to Mallinckrodt customers. Such Product Samples shall be used solely for marketing purposes and shall be marked "Sample not for Commercial Sale."

         1.39 "Product Unit" shall mean one vial (regardless of the strength, concentration or amount of active ingredients contained therein) of any LeuTech Product, including (without limitation) those described on Exhibit F hereto that are usable for the diagnosis and imaging of equivocal appendicitis and osteomyelitis [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. Exhibit F shall be amended from time to time by the parties in accordance with this Agreement to reflect the development of additional LeuTech Products based on a LeuTech Indication other than for the diagnosis and imaging of equivocal appendicitis or osteomyelitis.

         1.40 "Publishing Party" shall have the meaning ascribed to such term in
Section 7.3(a).

         1.41 "Reviewing  Party" shall have the meaning ascribed to such term in
Section 7.3(a).

         1.42 "Royalty Payment" shall mean the amount to be paid by Mallinckrodt to Palatin for Net Sales of Product Units, as further described and defined in
Section 5.9 below.

         1.43 "SEC" shall mean the United States Securities and Exchange Commission.

         1.44 "Suspension Period" shall have the meaning ascribed to such term in Section 5.4(e) below.

         1.45 "Territory" shall mean all of the countries of the world (excluding Europe).

         1.46 [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

         1.47 "Wistar Agreement" shall have the meaning ascribed to such term in
Section 9.3(c).

                                    Article 2

                    MARKETING, SALES AND MANUFACTURING RIGHTS

         2.1 Grant of License Rights by Palatin to Mallinckrodt. In consideration of the License Payments provided for herein Palatin hereby grants to Mallinckrodt and its Affiliates the exclusive right and license under the Palatin Intellectual Property to (i) use, market, distribute for sale and sell LeuTech Products in the Territory and (ii) sublicense the rights set forth in clause (i) to any third party for distribution of LeuTech Products, with the prior written consent of Palatin, which consent shall not be unreasonably withheld. Any such sublicensee shall be bound by the terms and conditions of this Agreement (other than any of the provisions of this Agreement relating to the Preferred Stock) as if the sublicensee were Mallinckrodt or its Affiliates, and shall execute a sublicense agreement to that effect. The sublicensee shall not have any rights greater than the rights granted Mallinckrodt under this Agreement and shall not be permitted to sublicense to any other party rights sublicensed from Mallinckrodt. Mallinckrodt agrees to assume full responsibility for any such sublicensee's performance and shall at all times diligently audit the performance of any such sublicensee. Mallinckrodt shall promptly inform Palatin of any performance difficulties it discovers or reasonably anticipates with respect to any such sublicensee, as well as the actions Mallinckrodt intends to take to alleviate or ameliorate any such difficulties. The license grant set forth in this Section 2.1 shall be deemed to be paid-up and irrevocable for so long as and to the extent this Agreement is in effect, subject only to such limitations as are expressly set forth herein below.

         2.2      Mallinckrodt's Marketing Obligations.

                  (a) Mallinckrodt agrees (for itself and on behalf of its Affiliates and sublicensees) to exert its best commercial efforts in the sales, marketing and distribution of LeuTech Products, which it shall conclusively be deemed to have done with respect to any particular LeuTech Product and for any particular period if Mallinckrodt (and its Affiliates or sublicensees) meet those Marketing Criteria or other marketing and sales requirements and milestones established by the Joint Steering Committee and based on the marketing details set forth in any applicable Annual Marketing Plan approved in accordance herewith. If Mallinckrodt (and its Affiliates or sublicensees) have properly addressed and promoted the sales, marketing and distribution of applicable LeuTech Products during any particular period in accordance with the requirements of any applicable Annual Marketing Plan, then Mallinckrodt (and its Affiliates or sublicensees) shall be deemed to have met all applicable marketing obligations hereunder, notwithstanding any failure to achieve expected gross revenue levels for one or more LeuTech Products in any particular market if such shortfall is due primarily to the occurrence of market, economic or technical circumstances which are beyond the reasonable control of Mallinckrodt (and its Affiliates or sublicensees). Mallinckrodt and its Affiliates or sublicensees shall be responsible for the performance of and costs associated with all Launch Activities and Pre-Launch Activities relative to preparation for the sales, marketing and distribution of LeuTech Products, and shall otherwise engage in those marketing activities set forth and described in Exhibit B attached hereto.

                  (b) In the event it is the determination of the Joint Steering Committee that, with respect to any particular period of time and in any substantial portion of the Territory, Mallinckrodt (and its Affiliates and sublicensees) have failed to meet any applicable Marketing Criteria or other marketing and sales requirements and milestones contained in or developed jointly as a consequence of any applicable Annual Marketing Plan under circumstances that clearly warrant the conclusion that Mallinckrodt (and its Affiliates and sublicensees) have not exerted their best commercial efforts in the sale and marketing of LeuTech Products then, at Palatin's option and upon one hundred twenty (120) days advance written notice to Mallinckrodt specifying in detail the manner in which Mallinckrodt (and its Affiliates and sublicensees) have failed to discharge their marketing obligations under Section 2.2(a) above, Palatin may terminate or declare to be non-exclusive some or all of the license rights granted to Mallinckrodt pursuant to Section 2.1 above; provided that, if Mallinckrodt (and its Affiliates and sublicensees) are able substantially to cure any failure to meet its (or their) obligations under Section 2.2(a) to the reasonable satisfaction of all of the members of the Joint Steering Committee within such one hundred twenty (120) day period, Palatin will not have the right to terminate or alter any of Mallinckrodt's license rights hereunder.

                  (c) During the term of this Agreement and for any calendar quarter in which Mallinckrodt (or their Affiliates or sublicensees) have made any sales of Product Units, Mallinckrodt shall, within sixty (60) days after the end of each such calendar quarter, furnish to Palatin a written report showing Net Sales of Product Units during such quarter ("Quarterly Net Sales Report") and including the following specific information: (i) total Net Sales of Product Units broken down into such significant geographical regions as may be specified by the Joint Steering Committee, and sufficient documentation to demonstrate the calculation of Net Sales from gross sales revenue and applicable adjustments,
(ii) an indication of the source of any gross revenue (i.e., sales to end-user customers, sales to distributors, fees or payments from sublicensees, etc.) and the calculation of the amount of Net Sales deriving from each source, (iii) the exchange rates used in determining Net Sales in United States dollars for any sales outside the United States, (iv) the estimated allocated sales and marketing expense incurred by Mallinckrodt during the period of any such report in each specific Sales Market and in total, and (v) a comparison of sales and marketing results against any Marketing Criteria and Annual Marketing Plan then in effect.

                  (d) The sales and marketing activities of Mallinckrodt and its Affiliates or sublicensees shall be subject to the review and approval of the Joint Steering Committee. To aid in review by the Joint Steering Committee, Mallinckrodt shall develop an annual sales and marketing plan (an "Annual Marketing Plan") which shall reasonably describe the sales, marketing and distribution activities to be conducted by Mallinckrodt and its Affiliates or sublicensees with regard to LeuTech Products and which shall include, among other things, an annual budget and a specific description of the timing and nature of any resources to be allocated by Mallinckrodt and its Affiliates to the sales, marketing and distribution of LeuTech Products, the commissions to be paid to sales representatives, training programs to be provided for sales representatives, the nature of all advertising and promotional efforts and materials, the proposed quantity and method of distribution of Product Samples, and such other information as the Joint Steering Committee shall reasonably determine to be necessary. Mallinckrodt shall develop and present the first Annual Marketing Plan at the first meeting of the Joint Steering Committee, which initial plan will set forth Mallinckrodt's overall marketing plan and forecast assumptions in such detail as possible at this point in time. Such initial plan will be refined and amended or supplemented as, when and to the extent the Joint Steering Committee shall determine. Thereafter, the Annual Marketing Plan shall be prepared by Mallinckrodt no later than sixty (60) days prior to the beginning of each calendar or fiscal year in which sales and marketing activities will occur or are expected to occur in accordance herewith. In addition, if Mallinckrodt receives notice from the Joint Steering Committee that government approval to market any LeuTech Products in a portion of the Territory for which such approval was previously unavailable is reasonably expected to occur within one hundred eighty (180) days, then within sixty (60) days after receipt of such notice, Mallinckrodt will supplement any Annual Marketing Plan then in effect to include all required information relative to the sales, marketing and distribution of LeuTech Products in any such portion of the Territory or, if Mallinckrodt's receipt of such notice occurs within six (6) months from the end of any calendar or fiscal year for which any particular Annual Marketing Plan is then in effect, Mallinckrodt will include all such information in the Annual Marketing Plan to be prepared for the succeeding calendar or fiscal year. Notwithstanding the immediately preceding sentence, any changes or supplements to any Annual Marketing Plan shall be subject to review and approval of the Joint Steering Committee.

                  (e)  Mallinckrodt  (on its own  behalf  and on  behalf  of its
Affiliates,   sublicensees,   contract  consultants  or  other   subcontractors)
represents and warrants to Palatin as follows:

                           (i) there is no claim, suit, proceeding or investigation pending or, to the knowledge of Mallinckrodt, threatened against Mallinckrodt or any of its Affiliates, sublicensees, contract manufacturers, consultants or other subcontractors, which might prevent or interfere with Mallinckrodt's performance under this Agreement;

                           (ii) LeuTech and LeuTech Products marketed and sold hereunder will not be marketed or sold in violation of any applicable federal, state or local law or regulation, or marketed or sold in violation of any agreement (commercial or otherwise), judgment, order or decree to which any of Mallinckrodt or its Affiliates, sublicensees, contract manufacturers, consultants or other subcontractors are parties;

                           (iii) neither Mallinckrodt nor any of its Affiliates, sublicensees, contract consultants or other subcontractors (nor any employee of any of the foregoing) has been disqualified or debarred by any governmental authority for any purpose;

                           (iv) neither Mallinckrodt nor any of its contract consultants or other subcontractors (nor to the best of Mallinckrodt's knowledge any employee of any of the foregoing) have been charged with or convicted under federal law for conduct relating to the marketing or sale of any drug product under the Generic Drug Enforcement Act of 1992 or under any other relevant statute, law or regulation;

                           (v) Mallinckrodt and any of its Affiliates, sublicensees, contract consultants and other subcontractors (and any employee of any of the foregoing) will treat LeuTech Products as an important product in the same manner Mallinckrodt, its Affiliates and sublicensees traditionally market their important products for purposes of Mallinckrodt's pre-marketing, marketing, sales and distribution efforts and expenditures. Mallinckrodt's marketing, sales and distribution efforts regarding LeuTech Products shall place emphasis on all relevant clinical indications of LeuTech (covered by the scope of this Agreement), market segments and appropriate geographical regions in the Territory;

                           (vi) Mallinckrodt and any of its Affiliates, sublicensees, contract consultants and other subcontractors (and any employee of any of the foregoing) will provide an adequate sales organization and facilities to assure adequate sales representation, representation, prompt handling of inquiries and orders, and attention to customer service requirements for LeuTech Products in support of the activities described herein;

                           (vii) Mallinckrodt and any of its Affiliates, sublicensees, contract consultants and other subcontractors (and any employee of any of the foregoing) will provide support and assistance in establishing efficient communications between Mallinckrodt and Palatin for shipping information, invoicing, complaints and customer relations information including support of computer communication systems for information flow; and

                           (viii) Mallinckrodt and any of its Affiliates, sublicensees, contract consultants and other subcontractors (and any employee of any of the foregoing) will provide sales order entry and customer service.

                  (f) Palatin, through its employees, consultants or other representatives, will have the right, during normal business hours and upon advance arrangements with Mallinckrodt, and no more often than quarterly, to inspect the marketing and sales and other related operations of Mallinckrodt and its Affiliates, sublicensees, contract consultants or other subcontractors to determine whether or not Mallinckrodt is complying in all respects with obligations and performance for which it is responsible hereunder. Palatin shall give reasonable advance notice to Mallinckrodt of any such inspection and Mallinckrodt shall have the right to have a representative present at all such inspections. Palatin warrants that all such inspections and audits shall be carried out in a manner calculated not to unreasonably interfere with the audited party's conduct of business. Further, Palatin agrees to comply with all of the audited party's safety and security requirements during any visits to such audited party's facilities.

         2.3      Manufacturing and Supply of the LeuTech Products.

                  (a) Palatin (either itself or through the efforts of its contract manufacturers, consultants or other subcontractors) shall be responsible for manufacturing Product Units at the required quality and in quantities sufficient for preclinical and clinical development during the Development Phase with respect to any LeuTech Product and in any particular portion of the Territory until the termination or expiration of any such Development Phase. All costs incurred by Palatin in connection with this subsection (a) shall be deemed Development Costs and subject to the provisions of Section 5.7(b) hereof.

                  (b) Prior to the termination or expiration of any such Development Phase, Palatin (either itself or through the efforts of its contract manufacturers, consultants or other subcontractors) shall be responsible for (i) the design, testing and scale-up of the LeuTech Products manufacturing process,
(ii) manufacturing Product Units at the required quality and in quantities sufficient for any further and final development efforts that may be necessary,
(iii) providing documentation regarding the manufacture of LeuTech Products needed to secure the relevant governmental approvals to market and sell LeuTech Products in any portion of the Territory, and (iv) arranging for pre-approval and/or routine establishment inspections with respect to its facilities (or those of its contract manufacturers or other subcontractors) that are and will be manufacturing LeuTech Products. All costs incurred by Palatin in connection with this subsection (b) shall be deemed Development Costs and subject to the provisions of Section 5.7(b) hereof.

                  (c) Mallinckrodt will submit to Palatin, in writing within sixty (60) days of the date of this Agreement, a non-binding forecast of the anticipated amounts of its orders for finished Product Units of LeuTech for diagnosing and imaging equivocal appendicitis and osteomyelitis Products for sale and distribution in North America during each of the first two years following approval of the marketing and sale of such LeuTech Products by the FDA. After such approval is obtained, Mallinckrodt will submit to Palatin updated and non-binding forecasts on a rolling quarterly basis. Under no circumstances whatsoever shall any forecasts made hereunder be deemed to be an order for the purchase of Product Units of any LeuTech Products, but Mallinckrodt will at all times exercise reasonable care that such forecasts are as accurate as possible under the applicable facts and circumstances.

                  (d) Subject to the provisions of subsection (f) and (g) of this Section 2.3, upon completion of the Development Phase for a LeuTech Product in any portion of the Territory, and for so long as Mallinckrodt and its Affiliates retain any portion of the license rights granted pursuant to Section
2.1 above with respect to any such portion of the Territory, Palatin (either itself or through the efforts of its contract manufacturers, consultants or other subcontractors) will be responsible for supplying Mallinckrodt and its Affiliates with such commercial quantities of LeuTech Products as Mallinckrodt and its Affiliates shall require to carry out their obligations under Section
2.2 above, including any quantities of pre-launch commercial inventories of LeuTech Products the parties agree should be produced. Mallinckrodt, for its part, agrees to pay Palatin, for each Product Unit delivered to its facilities by Palatin (or by its contract manufacturers or other subcontractors) and accepted by Mallinckrodt in accordance with provisions set forth below in this
Section 2.3, an amount equal to the Transfer  Price,  as determined  pursuant to
Section 1.46 above.

                  (e) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

                  (f) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

                  (g) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

                  (h) Although Palatin shall have the right to subcontract any or all of its responsibilities under this Section 2.3 to a contract manufacturer, consultant or other subcontractor, Palatin shall at all times diligently audit the performance of any such subcontractor hereunder and shall promptly inform Mallinckrodt of any performance difficulties it discovers or reasonably anticipates with respect to any such subcontractor, as well as the actions Palatin intends to take to alleviate or ameliorate any such difficulties. Notwithstanding any other provision herein, it is understood that Palatin shall at all times be fully responsible for the performance of any contract manufacturers, consultants or other subcontractors to whom it may delegate any of its responsibilities or performance under this Section 2.3. Upon discovery by Palatin of an actual or anticipatory breach by any of its contract manufacturers or subcontractors of their obligations to produce Product Units and upon their failure, within a reasonably short period (in any event no longer than sixty (60) days), to cure or remove the threat of any such breach, Palatin will commence all necessary steps to identify and qualify an alternate supplier to replace such contract manufacturers or subcontractors and will diligently pursue all approvals necessary to qualify such suppliers and resume production at appropriate levels and/or in an appropriate manner. In the event that Palatin fails to discharge its obligations pursuant to this subsection (h), Mallinckrodt shall have the right to enforce Palatin's rights under and pursuant to any contracts Palatin may have with its contract manufacturers or other subcontractors and Palatin shall take all actions necessary and possible to ensure that Mallinckrodt will be able fully to exercise such rights.

                  (i) If Mallinckrodt at any time cancels a purchase order for Product Units, then Mallinckrodt shall pay to Palatin a cancellation fee equal to one hundred percent (100%) of the Direct Product Cost incurred by Palatin in accordance with such purchase order less such amount of Direct Product Cost with respect to such purchase order that has already been paid by Mallinckrodt to Palatin. Payment of any such cancellation fee shall be made within thirty (30) days of submission of an invoice detailing such Direct Product Costs and providing such support documentation and material as Mallinckrodt may reasonably deem necessary. Any amounts not paid by Mallinckrodt within such thirty (30) day period shall accrue interest at an annual rate of eight percent (8%) on the unpaid balance due until paid.

                  (j) The manufacture of Product Units by Palatin (or by its contract manufacturers, consultants or other subcontractors) will be accomplished in accordance with all applicable laws, rules and regulations and all manufacturing shall be performed in accordance with current Good Manufacturing Practices ("cGMP") as defined by the FDA.

                  (k) At the time of delivery of Product Units, Palatin shall supply to Mallinckrodt a certificate of analysis for such Product Units setting forth an analysis of the Product Units in question as to each applicable specification. If Mallinckrodt determines that any Product Units it has received are not in conformance with any one or more applicable specifications for Product Units to be supplied by Palatin to Mallinckrodt (hereinafter referred to as a "Defective Product"), then Mallinckrodt may reject any such Defective Product within thirty (30) days of delivery of such Product. At the time of any such rejection, Mallinckrodt shall provide Palatin with a written notice describing in detail the circumstances surrounding the rejection and Mallinckrodt's reasons therefor. If Mallinckrodt rejects any such Defective Product it will, at Palatin's option, return the Product Units in question to Palatin (or to any contract manufacturer or other subcontractor Palatin shall specify), or destroy or dispose of them in the least expensive and most environmentally sound manner, or hold them in quarantine at a Mallinckrodt facility, all at Palatin's cost (subject to any other relevant provisions of this subsection (k)). If Mallinckrodt rejects any Defective Product, then Palatin reserves the right to retest or reexamine such Defective Product for conformity with specifications by an independent laboratory or other consultant mutually agreed upon by both parties. If such testing or reexamination confirms that the Product Units meet the applicable specifications, Mallinckrodt must accept the Product Units, Mallinckrodt must pay any charges and expenses for retesting or reexamination by such third party, and any costs associated with Mallinckrodt's previous rejection of any such Product Units will be for the account and expense of Mallinckrodt. Otherwise, the charges for retesting, reexamination, return, destruction and/or quarantine will be paid by Palatin, and, whether or not Palatin opts to retest or reexamine Product that has been rejected by Mallinckrodt, Palatin will replace all Defective Product at no cost to Mallinckrodt.

                  (l) Palatin (and its contract  manufacturers,  consultants and other subcontractors) will comply with all federal, state and local laws, regulations and standards applicable to production of LeuTech Products and the performance of any obligations for which Palatin is responsible hereunder. Palatin will promptly furnish Mallinckrodt with pertinent portions of all FDA inspection reports and related correspondence directly related to and affecting performance hereunder (including all such reports and correspondence relating to its contract manufacturers, consultants or other subcontractors) as and when such reports and correspondence become available to Palatin. Palatin will notify Mallinckrodt promptly of (i) any warning (including any FDA Form 483 or warning letter), citation, indictment, claim, lawsuit or proceeding issued or instituted by any federal, state or local governmental entity or agency against Palatin or any of its Affiliates, contract manufacturers, consultants or other subcontractors, (ii) any revocation of any license or permit issued to Palatin or any of its Affiliates, contract manufacturers, consultants or other subcontractors, to the extent that any such occurrence described in clause (i) or (ii) relates directly to performance for which Palatin is responsible hereunder.

                  (m) Palatin (on its own behalf and on behalf of its contract manufacturers, consultants or other subcontractors) represents and warrants to Mallinckrodt as follows:

                  (i) All Product Units supplied to Mallinckrodt and its Affiliates hereunder will be properly and safely packaged as reasonably required by the applicable BLA. Palatin will be responsible to provide all vials, boxes and other packaging materials required by Palatin to perform its obligations hereunder (i.e., these are included in the Transfer Price to be paid by Mallinckrodt).

                  (ii) Palatin currently has access to, and during the entire term hereof will make all reasonable efforts to ensure that it will continue to have access to, sufficient supplies of raw materials, utilities, container/closure systems, packaging materials and all other required items to perform the services required of it hereunder without interruption.

                  (iii) Palatin shall be responsible (through the efforts of its contract manufacturers, consultants and other subcontractors) for all process, cleaning and methods validation, stability studies or other tests and procedures necessary for the manufacture and release of finished Product Units hereunder in accordance with cGMP and in accordance with the requirements of the relevant manufacturing process. Complete and accurate documentation of all validation data, stability testing data, batch records, quality control and laboratory testing and any other data required under cGMP or other FDA requirements, or under any similar requirements of the relevant regulatory framework of any other country (as such requirements may be applicable), in connection with the supply of finished Product Units hereunder shall be maintained, and such records shall be available for review by Mallinckrodt on reasonable advance notice.

                  (iv) All Product Units produced and sold hereunder will be produced in compliance with cGMPs applicable to LeuTech Products, and will meet all applicable specifications.

                  (v) There is no claim, suit, proceeding or investigation pending or, to the knowledge of Palatin, threatened against Palatin or any of its Affiliates, sublicensees, contract manufacturers, consultants or other subcontractors, which might prevent or interfere with Palatin's performance under this Agreement.

                  (vi) Neither Palatin nor any of its Affiliates, sublicensees, contract manufacturers, consultants or other subcontractors (nor to the knowledge of Palatin any employee of any of the foregoing) has been disqualified or debarred by the FDA for any purpose.

                  (vii) Neither Palatin nor any of its Affiliates, sublicensees, contract manufacturers, consultants or other subcontractors (nor to Palatin's knowledge any employee of any of the foregoing) have been charged with or convicted under federal law for conduct relating to the development or approval, or otherwise relating to the regulation of any drug product under the Generic Drug Enforcement Act of 1992 or under any other relevant statute, law or regulation.

                  (viii) Product Units sold hereunder will not be:

                                    (A)     in  violation of Sections 5 or 12 of
                                            the Federal Trade  Commission Act or
                                            improperly  labeled under applicable
                                            Federal   Trade   Commission   Trade
                                            Practice Rules, as and to the extent
                                            applicable hereunder,

                                    (B)      adulterated  or  misbranded  within
                                             the  meaning of the  federal  Food,
                                             Drug and Cosmetic  Act, as amended,
                                             or  within   the   meaning  of  any
                                             applicable  state or municipal  law
                                             in   which   the   definitions   of
                                             adulteration  and  misbranding  are
                                             substantially  identical with those
                                             contained in the federal Food, Drug
                                             and Cosmetic Act, or articles which
                                             may not  under  the  provisions  of
                                             Sections  404 or 505 of said Act be
                                             introduced into interstate commerce
                                             or    which     may    not    under
                                             substantially similar provisions of
                                             any  state  or  municipal   law  be
                                             introduced into commerce,

                                    (C)     in  violation  of Section 351 of the
                                            Public   Health   Service   Act,  as
                                            amended,   as  and  to  the   extent
                                            applicable hereunder,

                                    (D)     manufactured  in  violation  of  any
                                            applicable  federal,  state or local
                                            law, rule or regulation, or

                                    (E)     manufactured  in  violation  of  any
                                            agreement (commercial or otherwise),
                                            judgment,  order or  decree to which
                                            any  of  Palatin  or  its   contract
                                            manufacturers,  consultants or other
                                            subcontractors are parties.

                  (n) Mallinckrodt, through its employees, consultants or other representatives, will have the right, during normal business hours and upon advance arrangement with Palatin, and no more often than quarterly, to inspect the manufacturing and other related operations of Palatin and its contract manufacturers, consultants or other subcontractors to determine whether or not Palatin is complying in all respects with obligations and performance for which it is responsible hereunder. Mallinckrodt shall give reasonable advance notice to Palatin of any such inspection and Palatin shall have the right to have a representative present at all such inspections. Mallinckrodt warrants that all such inspections and audits shall be carried out in a manner calculated not to unreasonably interfere with the audited party's conduct of business. Further, Mallinckrodt agrees to comply with all of the audited party's safety and security requirements during any visits to such audited party's facilities.

                  (o) If either party reasonably decides to or is required to initiate a product recall, stock recovery, withdrawal or field correction with respect to, or if there is any governmental seizure of, any Product Units supplied hereunder which action is due, in whole or in part, to (i) a failure of any of such Product Units manufactured hereunder to conform to applicable specifications (including, without limitation, any such Product Units being adulterated or misbranded), or any warranty or other requirement set forth in this Agreement, (ii) the failure of either party (or any of their contract manufacturers, consultants, subcontractors or sublicensees) to comply with any applicable law, rule, regulation, standard, court order or decree or (iii) the negligent or intentional wrongful act or omission of either party (or any of their contract manufacturers, consultants, subcontractors or sublicensees) in connection with performance hereunder, such party will notify the other party promptly of the details regarding such action, including providing copies of all relevant documentation concerning such action. The party so notified will assist the party initiating any such action in investigating any such situation. All regulatory contacts that are made and all activities concerning seizure, recall, stock recovery, withdrawal or field correction will be jointly coordinated by Mallinckrodt and Palatin, regardless of which party initiated or suffered any applicable action. If any such recall, stock recovery, withdrawal, field correction or seizure occurs due solely to (i) a failure of any Product Units provided hereunder to conform to applicable specifications (including, without limitation, any such Product Units being adulterated or misbranded) or any warranty or other requirement set forth in this Agreement, (ii) the failure by Palatin (or any of their contract manufacturers, consultants, subcontractors or sublicensees) to comply with any applicable law, rule, regulations, standard, court order or decree or (iii) the negligent or intentional wrongful act or omission of Palatin (or any of its contract manufacturers, consultants, subcontractors or sublicensees) in connection with the production of LeuTech Products hereunder, then Palatin shall bear the full cost and expense of any such seizure, recall, stock recovery, withdrawal or field correction and, to the extent Mallinckrodt has paid any expenses, it shall be entitled to reimbursement by deduction of such costs and expenses from the amount of any Royalty Payment otherwise payable to Palatin hereunder in accordance with Section 5.9, such deduction to occur with respect to the Royalty Payment payable for the calendar quarter in which any such recall, stock recovery, withdrawal, field correction or seizure occurs. If both Palatin and Mallinckrodt (or either of their subcontractors, sublicenses or Affiliates) contribute to the cause of a seizure, recall, stock recovery, withdrawal or field correction, the cost and expenses thereof will be shared in proportion to each party's contribution to the problem (as determined by the Joint Steering Committee or, in the absence of a decision by the Joint Steering Committee, in accordance with the procedures set forth in
Section 10.6 herein), and any amount of cost and expense that is the liability and responsibility of Palatin and is paid by Mallinckrodt shall be reimbursed to Mallinckrodt by deduction from any Royalty Payment due Palatin in accordance with the procedures set forth in the immediately preceding sentence. If any recall, stock recovery, withdrawal, field correction or seizure occurs due solely to the failure of Mallinckrodt, its Affiliates, sublicensees, contract consultants or other subcontractors to comply with any applicable law, rule, regulation, standard, court order or decree or the negligent or intentional wrongful act or omission of Mallinckrodt in connection with performance hereunder, then Mallinckrodt shall bear the full cost and expense of such seizure, stock recovery, withdrawal or field correction.

                  (p) Mallinckrodt shall be responsible for monitoring, investigating and reporting all customer complaints and Adverse Events concerning the LeuTech Products. Palatin shall perform in a timely manner all product testing in connection with such customer complaints and Adverse Events as requested by Mallinckrodt. Mallinckrodt shall prepare and submit in full compliance with applicable federal statutes and regulations the Annual Adverse Event Report required to be submitted to the FDA and to prepare and submit within the Territory in full compliance with applicable law all other required regulatory filings relating to customer complaints and Adverse Events.

                  (q) In addition to any rights Mallinckrodt may otherwise have hereunder (including, without limitation, any rights to terminate this Agreement pursuant to Section 9.2 below), in the event Palatin is in material breach of any obligations under this Section 2.3 for which it is responsible and which material breach places Mallinckrodt in reasonable and imminent apprehension of Palatin's continued ability or intention to supply Product Units of LeuTech Products to Mallinckrodt hereunder, if such breach is caused by the acts or omissions to act of Palatin, and such breach is not cured within one hundred twenty (120) days after notice thereof is given by Mallinckrodt to Palatin, then Mallinckrodt shall have the irrevocable right to manufacture or have manufactured by any one or more contract manufacturers all of its requirements for Product Units of LeuTech Products for the duration of any of its license rights granted hereunder. Mallinckrodt may exercise the foregoing right by giving notice to Palatin of its intent to do so at any time after the elapse of the one hundred twenty (120) day cure period if, during such time, Palatin has been unable substantially to cure any and all material breaches of this Section
2.3 to the reasonable satisfaction of Mallinckrodt. In the event Mallinckrodt exercises such right of manufacture, Palatin shall, as soon after notice of the exercise of such right as possible (but in no event later than six (6) months thereafter), transfer to Mallinckrodt such contractual rights (i.e., its contracts with all third party contract manufacturers, consultants and other subcontractors) and such rights to its intellectual property and such know-how as may be necessary to enable Mallinckrodt or a third party or parties designated by Mallinckrodt to manufacture LeuTech Products in sufficient quantity to meet Mallinckrodt's requirements therefor. Any repeated failure by Palatin to supply the full amount of any Product Units ordered by Mallinckrodt in accordance with the provisions hereof as and when such Products are to be delivered in accordance with any accepted purchase order shall be deemed a material breach for purposes hereof.

                  (r) Upon the written request of Mallinckrodt, Palatin shall permit an independent public accountant selected by Mallinckrodt and acceptable to Palatin, which acceptance shall not be unreasonably withheld or delayed, to have access during normal business hours to such records of Palatin as may be reasonably necessary to verify (i) the accuracy of any changes in Transfer Price made by Palatin pursuant to Section 1.46 in respect of any calendar year (or portion thereof) ending not more than twelve (12) months prior to the date of such request and (ii) the accuracy of any billings (and all credits, refunds and similar adjustments thereto) by Palatin to Mallinckrodt pursuant to Section 2.3(f) for the payment by Mallinckrodt of its portion of Product Direct Cost applicable to any purchase order for Product Units made and accepted hereunder. Subject to other relevant provisions of this subsection (r), all such verifications shall be conducted at Mallinckrodt's expense, not more than twice in each calendar year and no quarterly period may be audited more than once. In the event such Mallinckrodt representative concludes (i) that changes in the Transfer Price were not made in accordance with the requirements of Section 1.46 or (ii) that the amount of Product Direct Cost (and all credits, refunds or similar adjustments thereto) owed by or accruing to the benefit of Mallinckrodt were not correctly stated and therefore, if either or both of clause (i) or (ii) of this sentence is true and in such representative's determination the aggregate amount of the Transfer Price charged to Mallinckrodt by Palatin for Product Units during the audited period is greater than the aggregate Transfer Price that should have been charged, then, at the option of Mallinckrodt, either
(x)  Palatin  will  refund  the  applicable   amount  to   Mallinckrodt  or  (y)
Mallinckrodt may offset any amount due against amounts otherwise due by Mallinckrodt to Palatin hereunder pursuant to Section 2.3(f), Section 2.3(g) or
Section 5.8(a), in any case such amount to include interest at the annual rate of eight percent (8%) on any amounts due Mallinckrodt, measured from the date on which such payment should have been made. In the event that, if either or both of clause (i) or (ii) of the immediately preceding sentence is true, such Mallinckrodt representative concludes that the amount of the aggregate Transfer Price charged to Mallinckrodt by Palatin for Product Units during the audited period is less than the aggregate Transfer Price that should have been charged, then Mallinckrodt will pay the additional amount to Palatin, plus accrued interest at the annual rate of eight percent (8%) on any amounts due Palatin measured from the date on which such payment should have been made. Any amounts due pursuant to this subsection (r) shall be paid (unless amounts are owed to Mallinckrodt and it notifies Palatin of its decision to be paid by way of offset) by the party owing such payment within fifteen (15) days of the date Mallinckrodt delivers to Palatin such representative's written report concerning any Transfer Price audit period, unless (in the event any such report reveals a Transfer Price overcharge by Palatin) Palatin shall have a good faith dispute as to the conclusions set forth in such written report, in which case Palatin shall provide written notice to Mallinckrodt within such fifteen (15) day period of the nature of its disagreement with such written report and, if such written notice has been given, Palatin may withhold payment of the disputed portion of any such amount due and Mallinckrodt shall not be entitled to exercise any right of offset with respect to any disputed amount. If Palatin has provided written notice to Mallinckrodt that if disputes any of Mallinckrodt's representative's conclusions, the parties shall thereafter, for a period of sixty (60) days, attempt in good faith to resolve such dispute and if they are unable to do so then the matter will be submitted for resolution in accordance with Section
10.6. The fees charged by Mallinckrodt's representative shall be paid by Mallinckrodt unless the audit discloses that any aggregate Transfer Prices paid by Palatin for the audited period were greater by more than five percent (5%) than the amount that should have been charged for the audited period, in which case Palatin shall pay the reasonable fees and expenses charged by such representative. Mallinckrodt agrees that all information subject to review under this subsection (r) is confidential and that it shall cause its representatives to retain all such information in confidence in accordance with the requirements of Article 7 below.

                                    Article 3

                               PRODUCT DEVELOPMENT

         3.1      Conduct of the Development Program and Development Generally.

                  (a) Palatin will be responsible for performing all remaining tasks associated with the development of LeuTech Products for diagnosing and imaging equivocal appendicitis and osteomyelitis in connection with the Development Program, including without limitation the design and conduct of clinical trials and the preparation and filing of all required regulatory submissions. It is understood that Mallinckrodt's entire financial responsibility with respect to the development activities comprising the Development Program are the Development Payments to be made by Mallinckrodt to Palatin in accordance with Section 5.7(b). In addition to its performance of certain tasks in conjunction with the Development Program, Palatin will also perform all remaining tasks associated with the development of such LeuTech Products as commercial products fully available for marketing and sale in every portion of the Territory, including without limitation the design and conduct of clinical trials and the preparation and filing of all required regulatory submissions, such development activities to be conducted subject to the review and approval of the Joint Steering Committee and at the joint expense of Mallinckrodt and Palatin, as the Joint Steering Committee shall determine (in Mallinckrodt's case and for the avoidance of doubt, any such expense to be additional to the Development Payments to be made in accordance with Section 5.7(b)). When available and subject to the Joint Steering Committee, Palatin may use the resources of Mallinckrodt or its Affiliates to conduct the development activities described in the preceding sentence or, subject to the concurrence of the Joint Steering Committee, Palatin may utilize the services of contract research organizations for development activities. In addition, the nature and scope of all future development activities relative to LeuTech Products that may be developed outside the Development Program will be determined by Mallinckrodt and Palatin and any such development activities will be conducted subject to the review and approval of the Joint Steering Committee and at the joint expense of Mallinckrodt and Palatin, as the Joint Steering Committee shall determine.

                  (b) Notwithstanding the responsibility of Palatin with respect to the Development Program as described in the first sentence of subsection (a) set forth immediately above, the development of LeuTech Products generally by Palatin during the term hereof shall be subject to review and approval by the Joint Steering Committee established hereunder. The Joint Steering Committee will work on a regular basis with individuals designated by Palatin to coordinate the Development Program and any future development of other LeuTech Products. In the course of development of LeuTech Products, Palatin will provide Mallinckrodt's representatives on the Joint Steering Committee (or any individuals whom such representatives shall designate) with reasonable prior notice of all meetings or conferences between Palatin's representatives
(including any contract research organizations, contract manufacturers, consultants and other subcontractors) and any regulatory authorities that are concerned with the securing of approval for the marketing and sale of LeuTech Products as commercial products and will give Mallinckrodt the right to have a representative attend all such meetings and conferences.

                  (c) At the quarterly meeting of the Joint Steering Committee, during any Development Phase with respect to any portion of the Territory (including with respect to the Development Program), Palatin shall provide Mallinckrodt with reasonably detailed reports which shall describe Palatin's progress with respect to its development efforts under this Agreement (including a comparison of development efforts and progress with the requirements of any Annual Development Plan then in effect), detail any Adverse Events to the LeuTech Products under development and shall provide the available results of all studies and trials conducted by or under the supervision of Palatin with respect to LeuTech Products. In addition, at such quarterly meetings and with respect to the Development Program, Palatin shall provide Mallinckrodt with a reasonably detailed report which shall describe Palatin's progress in achieving its Development Criteria set forth in Section 3.2(a) below and the Development Costs incurred by Palatin during the preceding calendar quarter.

                  (d) Each party agrees to make its employees and those of its subcontractors and consultants reasonably available at their respective places of employment to consult with the other party on issues arising during the Development Phase with respect to the development of any LeuTech Product and with respect to any portion of the Territory, in connection with any request from any regulatory agency, including all such requests related to regulatory, scientific, technical, clinical testing and marketing issues.

                  (e) Representatives of Mallinckrodt may, at any time as Mallinckrodt may reasonably request, with the prior approval of Palatin, which approval shall not be unreasonably withheld or delayed, visit the sites of any clinical trials or other experiments being conducted by Palatin or by any of its contract research organizations, consultants or other subcontractors in connection with the Development Program or any future development of LeuTech
Products. Palatin shall cause appropriate individuals involved in the Development Program or any future development of LeuTech Products to be reasonably available for consultation with Mallinckrodt.

                  (f) The Development Program or any future development of LeuTech Products shall be conducted under and pursuant to an annual development plan (the "Annual Development Plan") which shall reasonably describe the work to be conducted by or under the supervision of Palatin with respect to the development of LeuTech Products. The Annual Development Plan shall contain a budget including, with respect to the Development Program, estimates of the aggregate Development Costs to be incurred during the applicable year. The first Annual Development Plan shall be presented at the first meeting of the Joint Steering Committee. Thereafter, the Annual Development Plan for any given year will be prepared by Palatin and presented to the Joint Steering Committee no later than sixty (60) days prior to the beginning of each calendar or fiscal year. Any Annual Development Plan and any changes to any Annual Development Plan shall be subject to approval by the Joint Steering Committee in accordance with procedures set forth herein and, to the extent any such Annual Development Plan concerns the Development Program, shall be subject to the limitations set forth in Section 5.7(d) hereof.

         3.2      Development Criteria for the Development Program.

                  (a) In consideration of certain payments to be made by Mallinckrodt to Palatin in accordance generally with the provisions of Sections
5.7 herein below, Palatin agrees to employ its best efforts to carry out, in a complete, competent and timely fashion, its obligations to develop LeuTech Products in connection with the Development Program. To ensure that Palatin's development obligations hereunder with respect to the Development Program are fulfilled, Palatin shall be subject to the following Development Criteria, each expressed as a milestone with an associated time requirement:

                                             Milestone        Due  Date

(1) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]

(2) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]

(3) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]

If and as circumstances warrant, the Development Criteria set forth immediately above may be amended, but only with the unanimous approval of the Joint Steering Committee; provided that, if Palatin is unable to achieve one or more of the Development Criteria in a timely fashion due to circumstances beyond Palatin's reasonable control, Mallinckrodt's representatives to the Joint Steering Committee will not unreasonably withhold consent to a reasonable extension of time which would allow achievement of the particular milestone(s) in question.

                  (b) Subject only to the last  sentence of  subsection  (a) set forth immediately above, if Palatin fails to achieve any of the Development Criteria within the time specified, at Mallinckrodt's option and effective immediately upon notice by Mallinckrodt to Palatin, Mallinckrodt may terminate this Agreement in its entirety; provided that, Mallinckrodt shall be responsible to pay to Palatin all amounts then unpaid and due Palatin in accordance herewith through the effective date of such termination. In the event of any such termination by Mallinckrodt, the license rights granted by Palatin to Mallinckrodt pursuant to Section 2.1 above shall immediately terminate and Mallinckrodt shall thereafter have no further rights to Palatin Intellectual Property Rights, LeuTech or LeuTech Products. In addition, in the event of any such termination, Mallinckrodt will have no further responsibilities to perform any obligation provided for hereunder (except for any such obligations which, by their express terms and purposes, are intended to survive any such termination) and, specifically and without limitation, Mallinckrodt shall have no obligation to pay any portion of any Development Costs relating to any period of time or any activity occurring after the effective date of such termination.

                                    Article 4

                         MANAGEMENT OF THE COLLABORATION

         4.1      Joint Steering Committee.

                  (a) A steering committee comprised of three (3) named representatives of Mallinckrodt and three (3) named representatives of Palatin (the "Joint Steering Committee") shall be appointed and shall meet as needed, but not less than once each calendar quarter. Such meetings shall be at such times and places and in such form as the members of the Joint Steering Committee shall agree. At such meetings, the Joint Steering Committee will review and approve the Development Program, any Annual Development Plan and any Annual Marketing Plan. A party may change one or more of its representatives to the Joint Steering Committee at any time. Members of the Joint Steering Committee may be represented at any meeting by another member of the Joint Steering Committee, or by an authorized designee. Any approval, determination or other action agreed to by a two-thirds majority of the Joint Steering Committee or their authorized designees present at the relevant Joint Steering Committee meeting shall be the approval, determination or other action of the Joint Steering Committee, provided at least two representatives of each party are present at such meeting.

                  (b) The Joint Steering Committee shall initially be chaired by a Palatin representative to the Committee. The Palatin representative shall serve as the chair of the Joint Steering Committee through and including June 30, 2001. On July 1, 2001, a Mallinckrodt representative shall become the chair of the Joint Steering Committee through and including June 30, 2003. Thereafter, the chair of the Joint Steering Committee shall rotate between a representative of Palatin and a representative of Mallinckrodt, with each chair serving for two
(2) years in succession.

                  (c) The Joint Steering Committee shall keep accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken. The chair shall be responsible for the preparation of draft minutes. Draft minutes shall be sent to all members of the Joint Steering Committee within ten (10) working days after each meeting. The draft minutes shall be edited by the chair based on comments from the members of the Joint Steering Committee and shall be distributed to the members prior to the next meeting of the Joint Steering Committee for review and final approval at such meeting. All records of the Joint Steering Committee shall at all times be available to both parties.

                  (d) The Joint Steering Committee may delegate its authority and oversight responsibility to any one or more subcommittees, each of which shall have an equal number of members from Mallinckrodt and Palatin. The membership of such subcommittees will include at least one member of the Joint Steering Committee appointed by each of Palatin and Mallinckrodt but otherwise the parties are free to appoint such other individuals to serve on any subcommittees as they desire. Any decision on any matter by any subcommittee must be reported to and approved by the Joint Steering Committee and any disputes or disagreements among the members of any subcommittee that cannot be resolved by such members shall be referred to the Joint Steering Committee for resolution.

                  (e) All disagreements within the Joint Steering Committee as to matters for which the Joint Steering Committee has the final authority to make a decision shall be resolved in accordance with the following procedures:

                           (i)  the   representatives   to  the  Joint  Steering
         Committee will negotiate in good faith for a period of not more than sixty (60) days to attempt to resolve the dispute,

                           (ii) if the representatives to the Joint Steering Committee are unable to resolve the dispute within such sixty (60) day period, then such representatives shall promptly present the disagreement to the Chief Executive Officer of Palatin and the President of Mallinckrodt's Imaging Group or their respective designees,

                           (iii) such executives shall meet or discuss in a telephone or video conference each party's view and explain the basis for such disagreement, and

                           (iv) if such executives cannot promptly resolve such disagreement within sixty (60) days after such issue has been referred to them, then the matter shall be referred to arbitration in accordance with the procedures set forth in Section 10.6 below.

                                    Article 5

                   PAYMENTS, PREFERRED STOCK AND COST SHARING

         5.1 License Payments. In consideration of the license rights granted by Palatin to Mallinckrodt and its Affiliates in accordance with Section 2.1 herein above, Mallinckrodt hereby agrees to make the following License Payments to
Palatin:

         (a) Mallinckrodt will pay [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2] on and as of the date of execution of this Agreement,

         (b) Mallinckrodt will pay [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] within fifteen (15) days after the approval by the FDA of a BLA for any LeuTech Product useful for the imaging of appendicitis, and

         (c) Mallinckrodt will pay [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2] within thirty (30) days after [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

Remittance of each of the License Payments will be made by wire transfer of immediately available United States funds to an account designated by Palatin to Mallinckrodt at least three (3) business days prior to the date on which any such payment is due.

         5.2      Purchase of Palatin Preferred Stock.

                  (a) In consideration for the performance by Mallinckrodt of its obligations hereunder and the payments to be made by Mallinckrodt as set forth immediately below in Section 5.2(b), Palatin agrees that it will issue to Mallinckrodt, on and as of the date of execution hereof, seven hundred thousand (700,000) shares of the Preferred Stock, which shares of stock will be, when issued, fully paid and nonassessable (except for any amounts payable in accordance with Section 5.2(b) which are not due and payable at the time of such issuance) and not subject to any antidilution rights, preemptive rights, or rights of first refusal of any kind, except as set forth and described on Exhibit G. The shares of Preferred Stock will have the rights, preferences and limitations set forth on the certificate of designation attached hereto as Exhibit E. Mallinckrodt represents and warrants that at the time it was offered the Preferred Stock to be acquired by it hereunder, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended ("Securities Act"). Mallinckrodt understands that the shares of Preferred Stock acquired by it hereunder have no public market and are not registered and may not be sold or transferred without registration or unless an appropriate exemption from registration is available under applicable law; therefore, Mallinckrodt understands that it may be required to retain these shares of Preferred Stock and bear the economic risk of such investment indefinitely. Mallinckrodt represents and warrants that it possesses such knowledge, sophistication and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Preferred Stock and that it has the economic ability to bear the high degree of risk of such a speculative investment. Mallinckrodt further represents and warrants that it is acquiring the shares of Preferred Stock hereunder for its own account and for investment purposes only, and not with a view to resale or distribution of any kind, except for such resale or distribution as may be consistent with the requirements of applicable law. Mallinckrodt further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Palatin concerning the terms and conditions of the offering of the Preferred Stock, and the merits and risks of investing in the Preferred Stock, (ii) access to information about Palatin and Palatin's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, and (iii) the opportunity to obtain such additional information which Palatin possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to such investment.

                  (b) In consideration for the issuance by Palatin of seven hundred thousand (700,000) shares of the Preferred Stock to Mallinckrodt, Mallinckrodt will pay to Palatin Thirteen Million Dollars ($13,000,000). The amount to be repaid by Palatin to Mallinckrodt in accordance with Section 5.8(b) below may be offset against the foregoing purchase price but will not reduce the deemed actual purchase price for the Preferred Stock. The amount set forth in the immediately preceding sentence shall be paid on the date of execution hereof by wire transfer of immediately available United States funds to an account designated by Palatin to Mallinckrodt.

                  (c) It is understood that, at any time and from time to time on or after the fifth (5th) anniversary hereof or, if sooner, at any time upon the occurrence of a Change of Control with respect to Palatin, and in either such case effective upon written notice by Mallinckrodt to Palatin, Mallinckrodt may convert some or all of the shares of Preferred Stock purchased hereunder into fully paid and nonassessable shares of the Common Stock on a one-share-for-one-share basis, without payment of funds or other consideration of any kind. Any shares so converted (i.e., Common Shares) may be unregistered and, therefore, subject to such restrictions on transfer as may exist under applicable law and the rules and regulations of the SEC and of any exchange or association on which such securities may be listed or traded. If and to the extent, subsequent to conversion of any of the shares of Preferred Stock being purchased hereunder, any of the Common Shares owned and held by Mallinckrodt are unregistered, Mallinckrodt may have to continue to bear the economic risk of its investment hereunder for an indefinite period of time, unless and to the extent the Common Shares are registered, unless an appropriate exemption from registration is available under applicable law, or until Mallinckrodt exercises its rights under Sections 5.3 and/or 5.4 below. It is understood that the 700,000 shares of Preferred Stock being acquired by Mallinckrodt hereunder, if it was fully converted on and as of the date hereof into shares of the Common Stock, represents an eight percent (8%) interest in the voting capital stock of Palatin.

                  (d) For so long as Mallinckrodt has at least a two percent (2%) ownership interest of the Common Stock of Palatin (whether through direct ownership of Common Stock or ownership of securities exercisable for or convertible into Common Stock), Palatin covenants that it will furnish to Mallinckrodt, promptly upon filing, copies as filed with the SEC or any other similar regulatory authority of (A) Palatin's annual reports of Form 10-KSB, (B) Palatin's quarterly reports on Form 10-QSB, (C) Palatin's current reports on Form 8-K and (D) all other SEC or other similar reports filed pursuant to the requirements of applicable law in any jurisdiction.

                  (e) From and after the date hereof and for so long as this Agreement is in effect with respect to any portion of the Territory, if, as a result of (i) the issuance and sale by Palatin of any shares of Common Stock (including the issuance of Common Stock upon exercise or conversion of securities exercisable for or convertible into Common Stock) or (ii) the issuance by Palatin of any Common Stock or other securities in connection with any stock split, stock dividend or other recapitalization (any such issuance described in clauses (i) or (ii) of this sentence being referred to herein as a "Dilutive Event"), a decrease occurs in the percentage of outstanding Palatin Common Stock owned by Mallinckrodt (assuming full conversion of the Preferred Stock) (the "Mallinckrodt Ownership"), then Mallinckrodt shall have the right, exercisable as provided below, (i) if, at the time of the occurrence of the Dilutive Event, the Preferred Stock is not then convertible, to receive that number of shares of Preferred Stock which, when converted along with all other shares of Preferred Stock and combined with all other shares of Common Stock then owned by Mallinckrodt, would be required to preserve the Mallinckrodt Ownership at the same percentage immediately before and after the Dilutive Event or (ii) if, at the time of the occurrence of the Dilutive Event, the Preferred Stock is then convertible, to receive that number of Common Shares which, when combined with all other shares of Common Stock owned by Mallinckrodt (including Common Stock underlying any Preferred Stock then owned by Mallinckrodt), would be required to preserve the Mallinckrodt Ownership at the same percentage immediately before and after the Dilutive Event. The foregoing right shall be exercisable by payment of the purchase price and delivery of the notice described below. The purchase price per share of Preferred Stock or Common Stock, as the case may be, to be paid by Mallinckrodt upon exercise of the foregoing right shall be equal to the consideration per share (if any) paid or to be paid by the person to whom securities are being issued in connection with the Dilutive Event. If the consideration paid by any such third party for such securities is other than cash, such consideration shall be presumed to be cash equal to the fair market value of such consideration as determined by an independent party acceptable to both Mallinckrodt and Palatin. The cost of making such determination, if any, shall be borne by Palatin. Palatin shall provide written notice to Mallinckrodt of a Dilutive Event within five (5) days after the issuance of any securities giving rise to the dilution, and Mallinckrodt shall make its election to purchase all or any portion of the securities which it is entitled to purchase or receive in accordance herewith to preserve its percentage interest in the Common Stock by written notice to Palatin no more than thirty (30) days following its receipt of Palatin's written notice of a Dilutive Event. Upon failure timely to give written notice to Palatin of such election Mallinckrodt shall be deemed to have waived its right to purchase or receive any additional securities of Palatin on such occasion. Mallinckrodt shall pay the purchase price (if any) for the securities it so elects to purchase or receive within thirty (30) days subsequent to its notice of election to purchase or receive additional securities. It is understood by the parties hereto that any failure by Mallinckrodt on any occasion to purchase or receive all or some of the securities which it is entitled to purchase or receive pursuant to this subsection (e) as a consequence of the occurrence of a single Dilutive Event shall not affect the right of Mallinckrodt, on the subsequent occurrence of any different Dilutive Event, to purchase or receive all or any portion of the securities which it is then entitled to purchase or receive as a consequence of the operation of this subsection (e).

                  (f) In determining the amount of consideration paid to Palatin for the issuance of Common Stock upon the exercise or conversion of exercisable or convertible securities, all amounts paid to Palatin in consideration for the issuance of the convertible or exercisable securities shall be included as part of the consideration paid.

                  (g) The provisions of the foregoing subsection (e) shall not apply with respect to the issuance of Common Stock in connection with, or upon the exercise or conversion of securities issued in connection with, the following transactions:

                           (i) exercise of rights or options granted or which may be granted under a stock option or other plan for the benefit of employees, directors and/or consultants;

                           (ii)   exercise   of  rights,   warrants  or  options
         outstanding on the date hereof (as described on Exhibit G;

                           (iii) after such time as Mallinckrodt first becomes eligible to convert any of the Preferred Stock in accordance with
         Section 5.2(c) above, upon the issuance and sale of any shares of Common Stock, including the issuance of Common Stock upon exercise of convertible or exercisable securities sold in a firm commitment underwritten public offering, including, without limitation, shares sold upon the exercise of any overallotment option granted to the underwriters in connection with such offering;

                           (iv) conversion of any shares of Palatin's outstanding preferred stock of any other series, as well as any additional shares of Preferred Stock issued pursuant to Section 5.2(e); and

                           (v) issuance of Common Stock pursuant to antidilution provisions contained in existing employment agreements (as described on Exhibit G), and the issuance of Common Stock pursuant to antidilution provisions described on the certificate of designations with respect to the Series A Preferred Stock (also as described on Exhibit G).

                  (h) The purchase by Mallinckrodt of the Preferred Stock on and as of the date hereof and any additional securities of Palatin that Mallinckrodt may be entitled to acquire in accordance with the provisions of the Section 5.2(e) may be accomplished in accordance with the terms of a separate subscription agreement or similar agreement if Palatin so desires; provided that, such agreement shall in all respects be consistent with the terms hereof and in the event of any conflict or inconsistency between the terms of such agreement and the terms of this Agreement, the latter shall prevail.

         5.3      Piggyback Registration Rights.

                  (a) In the event that, at any time during a five (5) year period following the date on which Mallinckrodt first becomes eligible to convert any of the Preferred Stock in accordance with Section 5.2(c) above, Palatin proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities utilizing a form that would additionally permit the registration of all or any portion of the Common Shares then held by Mallinckrodt, Palatin shall notify Mallinckrodt of such fact at least thirty (30) days prior to the date established for such public offering and shall give Mallinckrodt, subject to the limitations and restrictions of this
Section 5.3, the right to have included in any such registered public offering all or any portion of the Common Shares as Mallinckrodt shall notify Palatin within twenty (20) days after Mallinckrodt is given notice of any intended registered public offering by Palatin. If Mallinckrodt shall not provide any such notice to Palatin within said twenty (20) day period, Mallinckrodt shall be conclusively presumed to have waived its right to have all or any portion of the Common Shares included in any such Palatin registered public offering, but such waiver shall not affect Mallinckrodt's rights at any later date and in connection with any subsequent public offering by Palatin to have some or all of its Common Shares registered in accordance with the provisions and limitations of this Section 5.3. Palatin shall use reasonable commercial efforts to cause the managing underwriter or underwriters, if any, of a proposed underwritten offering to permit Mallinckrodt, if Mallinckrodt has validly requested that some or all of its Common Shares be included in the registration for such offering in accordance with the provisions of this subsection, to include such Common Shares in such offering on the same terms and conditions as any similar securities of Palatin included therein. Nothing herein shall prevent Palatin from at any time abandoning or delaying any such registration or prevent Mallinckrodt from exercising its registration rights under this Section 5.3(a) any number of times prior to the expiration of the period during which such rights are available hereunder. Notwithstanding anything to the contrary contained herein, Mallinckrodt shall not have the right to include all or any portion of the Common Shares in a registered public offering by Palatin, pursuant to this
Section 5.3, if all of the Common Shares then held by Mallinckrodt become eligible for sale in any three (3) month period pursuant to Rule 144 under the Securities Act or any successor Rule.

                  (b) Notwithstanding the provisions of subsection (a) set forth immediately above, Mallinckrodt shall not have the right to include all or any portion of the Common Shares in a registered public offering by Palatin if, in the reasonable judgment of the underwriter(s) or managing underwriter(s) for any such registered public offering, the addition of some or all of the Common Shares that Mallinckrodt wishes to have registered in connection therewith might reasonably materially adversely affect the sale of all of the shares included in such offering under the terms of the registered offering and during the period of effectiveness of the registration statement with respect thereto. In the event that the underwriter(s) or managing underwriter(s) with respect to any such public offering determines, in its reasonable judgment, that some but not all of the Common Shares that Mallinckrodt requested be included in any Palatin registered public offering may be included in such offering, then Palatin will notify Mallinckrodt as to the portion of the Common Shares that may be so included and, unless Mallinckrodt notifies Palatin to the contrary within fifteen (15) days of being so notified, that portion, and only that portion, will be included in the registration relative to any such public offering. If Mallinckrodt does timely notify Palatin to the contrary, none of its Common Shares shall be included in such registration.

                  (c) In the event that Mallinckrodt exercises its rights under this Section 5.3 and, in connection with any registered public offering by Palatin, some portion of the Common Shares is included in the registration statement with respect thereto, Mallinckrodt shall furnish Palatin with such information concerning the Common Shares to be registered or otherwise incident to the registration as Palatin shall reasonably request. Mallinckrodt's rights pursuant to this Section 5.3 shall be subject to its compliance with any such Palatin request.

                  (d) Palatin shall bear all expenses of any registered public offering made pursuant to Section 5.3 in which all or any portion of the Common Shares is included; provided that, Mallinckrodt shall be responsible for any cost or expense (i) of its employees, agents, advisors or representatives to the extent utilized in connection with any such registered public offering, (ii) for the preparation of any financial statements, documents or the assembly or preparation of any other information concerning Mallinckrodt requested by Palatin pursuant to subsection (c) set forth immediately above and (iii) underwriters' discounts and commissions applicable to the Common Shares included in the offering.

                  (e) Palatin shall have an obligation, with respect to any registered public offering made pursuant to Section 5.3 in which all or any portion of the Common Shares is included, to use reasonable commercial efforts to keep any registration statement effective, subject to Section 5.5(b), for at least thirty (30) days.

         5.4      Demand Registration Rights.

                  (a) Mallinckrodt will have the right, on no more than two (2) occasions, and at any time within five (5) years after the date on which Mallinckrodt first becomes eligible to convert any of the Preferred Stock in accordance with Section 5.2(c) above, to demand by notice to Palatin that Palatin register all or any portion of the Common Shares then owned by Mallinckrodt, which notice must specify the number of Common Shares to be registered and the intended method of disposition of those shares. Upon receipt of any such notice from Mallinckrodt, Palatin will take all actions reasonably necessary and appropriate to insure that, subject to the restrictions and limitations set forth in this Section 5.4 and otherwise subject to any delays, requirements or restrictions that may be imposed by the SEC, the NASD or other regulatory authority, within forty-five (45) days of any such demand by Mallinckrodt, a registration statement shall be filed on Form S-3 (or any successor similar form if the use of such form is available) with respect to the Common Shares for which Mallinckrodt demanded registration, subject to any limitations set forth in Section 5.5 below. Palatin will use its best efforts to cause such registration statement to become effective as soon as possible and subject to Section 5.5(b) will use its best commercial efforts to keep any such registration statement effective for such period of time as may be necessary to sell all of the Common Shares to be sold thereunder. Notwithstanding anything to the contrary contained herein, Mallinckrodt shall not have the right to demand registration of all or any portion of the Common Shares, pursuant to this
Section 5.4, if all of the Common Shares then held by Mallinckrodt become eligible for sale in any three (3) month period pursuant to Rule 144 under the Securities Act or any successor Rule.

                  (b) In the event that Mallinckrodt exercises its rights under this Section 5.4, Mallinckrodt shall furnish Palatin with such information concerning the Common Shares to be registered or otherwise incident to the registration as Palatin shall reasonably request. Mallinckrodt's rights pursuant to Section 5.4 shall be subject to its compliance with any such Palatin request.

                  (c) Mallinckrodt shall bear all expenses of any registered public offering made pursuant to Section 5.4(a) above. If Mallinckrodt so elects, the offering of Common Shares pursuant to any demand registration shall be in the form of an underwritten offering. If any demand registration is in the form of an underwritten offering, Mallinckrodt will select and obtain the managing underwriter or underwriters that will administer the offering, provided that such managing underwriter or underwriters must be reasonably satisfactory to Palatin.

                  (d) Notwithstanding any other provisions of this Section 5.4, in the event that, with respect to Palatin's Common Stock, a registration statement has been effective at any time during a ninety (90) day period immediately prior to the giving of a demand notice for registration by
Mallinckrodt pursuant to Section 5.4(a), Palatin shall have the right, exercisable by giving notice to Mallinckrodt within fifteen (15) days after any such notice from Mallinckrodt, to delay the filing of any registration statement by Palatin pursuant to this Section 5.4 for up to ninety (90) days after the date on which any such registration statement would otherwise be required to have been filed in accordance herewith.

                  (e) Notwithstanding any other provisions of this Section 5.4 and in addition to the provisions of subsection (d) set forth immediately above, Palatin may delay the filing of any registration demanded pursuant to Section 5.4(a) above if (i) it is in possession of material non-public information, the Chief Executive Officer of Palatin determines (based on advice of counsel) that such delay is necessary in order to avoid a requirement to disclose such material non-public information and the Chief Executive Officer of Palatin determines in good faith that disclosure of such material non-public information would not be in the best interests of Palatin and its shareholders or (ii) Palatin or any of its Affiliates is engaged in or proposes to engage in any material transaction, including a purchase or sale of assets or securities, financing transaction, merger, consolidation, tender offer or any other transaction that would require disclosure under any applicable securities laws, rules or regulations, with respect to which the Chief Executive Officer of Palatin in good faith determines that the filing of the registration demanded pursuant to this Section 5.4(a) could reasonably be expected materially to interfere with Palatin's ability to consummate such transaction in a timely fashion. The period during which any delay contemplated by the immediately preceding sentence is in effect shall be referred to as a "Suspension Period." A Suspension Period shall commence on and include the date on which Palatin provides written notice to Mallinckrodt of such determination and Palatin shall be entitled to postpone the filing of a registration statement in accordance with this Section 5.4(e) for a reasonable period of time not to exceed ninety
(90) days with respect to any particular demand by Mallinckrodt for the registration of Common Shares pursuant to Section 5.4(a); provided that, Palatin shall deliver to Mallinckrodt a statement, signed by the Chief Executive Officer of Palatin, of the general reasons for such postponement or restriction on use and an estimate of the anticipated delay, which Palatin agrees shall be as short as possible given the circumstances justifying any such delay. Mallinckrodt agrees to keep the information relating to the delay confidential. Palatin shall promptly notify Mallinckrodt of the expiration of a Suspension Period or of its decision to shorten any Suspension Period.

                  (f) In the event Mallinckrodt determines, as a result of any delay occasioned by the operation of either subsection (d) or (e) of this
Section 5.4, that it wishes to withdraw its demand for registration it may do so upon notice to Palatin. If, and only if, such withdrawal notice is given by Mallinckrodt less than ten (10) days prior to the scheduled end of any suspension period, the demand shall be with prejudice to its right on any future occasion (subject to the limitations set forth herein) to again demand registration of all or any portion of the Common Shares in accordance with
Section 5.4(a). Failing such notice Palatin shall register the Common Shares demanded to be registered by Mallinckrodt pursuant to Section 5.4(a).

         5.5      Registration Procedures.

                  (a) In connection with any registration to be effected in accordance with Section 5.3, Palatin will use reasonable commercial efforts to effect such registration to permit the sale of the Common Shares being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto Palatin will comply with the procedures and principles set forth in this Section 5.5, as they are applicable. In connection with any registration to be effected in accordance with Section 5.4, Palatin will use its best efforts to effect such registration to permit the sale of the Common Shares being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto Palatin will comply with the procedures and principles set forth in this Section 5.5, as they are applicable.

                  (b)  Palatin  will  prepare  and file  with the SEC,  whenever required to do so by the terms of Sections 5.3 and 5.4, a registration statement relating to the registration on Form S-3 (or any successor or similar form) if the use of such form is available, unless Palatin shall reasonably determine that it is in the best interest of both Palatin and Mallinckrodt to file the registration statement by using a different form or procedure, and use reasonable commercial efforts (with respect to a registration pursuant to
Section 5.3) or its best efforts  (with  respect to a  registration  pursuant to
Section 5.4) to cause any such registration statement to become effective and remain effective for (i) at least thirty (30) days if Mallinckrodt exercises its piggyback registration rights pursuant to Section 5.3, or (ii) for such period of time as may be necessary to sell all of the Common Shares being offered for sale if Mallinckrodt demands the registration of any Common Shares pursuant to
Section 5.4, but regardless of whether piggyback or demand registration, not later than the date that all Common Shares then held by Mallinckrodt become eligible for sale in any three (3) month period pursuant to Rule 144 under the Securities Act or any successor rule. With respect to the exercise by Mallinckrodt of any piggyback registration rights pursuant to Section 5.3 or any demand registration pursuant to Section 5.4 with respect to which Palatin includes any shares of Common Stock, before the filing of any registration statement or any prospectus, or any amendments or supplements thereto, Palatin will furnish to Mallinckrodt and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed and Mallinckrodt, within a period of five (5) business days of receipt of such copies, shall have the right to review and comment on such documents; provided that, Palatin shall consider any comments Mallinckrodt may have with respect to such documents but shall not be required to make any changes based on such comments unless Palatin believes any such changes would be in the best interest of Palatin and its shareholders and would be of benefit in the successful completion of the public offering. With respect to the exercise by Mallinckrodt of any demand registration rights pursuant to Section 5.4 hereof and with respect to which Palatin is not offering any shares, before filing any registration statement or any prospectus, or any amendments or supplements thereto, Palatin will furnish to Mallinckrodt and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, and Palatin will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the managing underwriter or underwriters, if any, shall reasonably object or to which Mallinckrodt shall reasonably object, as long as such objection is provided by notice to Palatin within twenty (20) business days after the receipt by the managing underwriter or underwriters or Mallinckrodt of any documents for review. For purposes of the immediately preceding sentence, Mallinckrodt or the managing underwriter or underwriters, if any, shall be deemed to have reasonably objected to such filing if any such registration statement, amendment, prospectus or supplement, as applicable, as proposed to be filed contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, which misstatement or omission is specifically identified to Palatin in writing in accordance with the requirements of the immediately preceding sentence.

                  (c) Palatin will prepare and file with the SEC such amendments and post-effective amendments to any registration statement as may be necessary to keep any such registration statement effective for the respective periods set forth in Sections 5.3 and 5.4 hereof and reiterated in subsection (b) set forth immediately above and will cause the prospectus to be supplemented by any required supplement thereto, and as so supplemented to be filed pursuant to SEC Rule 424(b) (or any successor or similar rule), and to comply fully with the applicable provisions of SEC Rule 424(b) (or any successor or similar rule) in a timely manner.

                  (d) Palatin will notify Mallinckrodt promptly in writing (i) when the prospectus or any supplement thereto or post-effective amendment to any registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the SEC for an amendment of or supplement to any registration statement, any preliminary prospectus, or the prospectus or for additional information, (iii) of the issuance by the SEC (or any state securities commission or other governmental authority) of any stop order suspending the effectiveness of any registration statement or of the suspension of qualification of the Common Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes and (iv) of the happening of any event, including the filing of any information, documents or reports pursuant to the Securities Exchange Act of 1934 that makes any statement made in any registration statement or the prospectus (as then amended or supplemented) untrue in any material respect or which requires the making of any additions to or changes in any registration statement or the prospectus (as then amended or supplemented) in order to state a material fact required by the Securities Act of 1933, as amended, or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the prospectus (as then amended or supplemented) to comply with the Securities Act of 1933, as amended, or any other law.

                  (e) Palatin will, concurrent with the filing of any document that is to be incorporated by reference into any registration statement or the prospectus subsequent to the initial filing of any registration statement, provides a copy of such document to Mallinckrodt, at Mallinckrodt's expense.

                  (f) Palatin will furnish to Mallinckrodt, without charge, one copy of every registration statement as first filed with the SEC, and of each amendment thereto.

                  (g) Palatin will deliver to Mallinckrodt, without charge, as many copies of any preliminary prospectus and the prospectus and any amendments or supplements thereto as Mallinckrodt may reasonably request, and Palatin hereby consents to the use of any preliminary prospectus and the prospectus (and any amendments or supplements thereto) by Mallinckrodt and the managing underwriter and each of the underwriters, if any, in connection with the public offering and the sale of any of the Common Shares covered by any preliminary prospectus and the prospectus (or any amendments or supplements thereto) in the manner specified therein.

                  (h) Palatin will use reasonable commercial efforts (with respect to any registration to be effected pursuant to Section 5.3) and its best efforts (with respect to any registration to be effected pursuant to Section 5.4) to cause the Common Shares covered by any registration statement to be registered with or approved by such other governmental authorities (including, without limitation, any applicable state securities or blue sky commissions) as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Common Shares.

                  (i) Palatin will make available for inspection, at reasonable times and intervals, by a representative of Mallinckrodt, by any underwriter participating in any disposition pursuant to the filing of any registration statement in accordance herewith, and by any attorney or accountant retained by Mallinckrodt or any of the underwriters, all relevant financial and other records, pertinent corporate documents and properties of Palatin and cause Palatin's officers, directors and employees to supply all information reasonably requested by Mallinckrodt, any underwriter, attorney or accountant in connection with the filing of any such registration statement prior to its effectiveness.

                  (j) Palatin will cause all Common Shares covered by any registration statement to be accepted for listing, subject to official notice of issuance, on each securities exchange or quotation system on which similar securities issued by Palatin are then listed.

                  (k) Palatin will enter into such underwriting agreements as are reasonably requested by any underwriter(s) or managing underwriter(s) containing such terms and conditions as are reasonably acceptable to Palatin.

                  (l) Palatin will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

         5.6      Indemnification with respect to Registration Rights.

                  (a) In connection with any registration statement in which Mallinckrodt is included as a selling stockholder, Palatin agrees to indemnify and hold harmless (i) Mallinckrodt and (ii) each person, if any, who controls Mallinckrodt within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934 (any person referred to in clause (i) or (ii) may sometimes hereinafter be referred to as a ("Mallinckrodt Indemnitee") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or in any registration statement or the prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished to Palatin by or on behalf of such Mallinckrodt Indemnitee.

                  (b) In connection with any registration statement in which Mallinckrodt is included as a selling stockholder, Mallinckrodt agrees to indemnify and hold harmless (i) Palatin and (ii) each person, if any, who controls Palatin within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934 (any person referred to in clause (i) or (ii) may sometimes hereinafter be referred to as a "Palatin Indemnitee") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or in any registration statement or the prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading, to the extent and only to the extent such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished by Mallinckrodt to Palatin by or on behalf of any Mallinckrodt Indemnitee.

                  (c) If any action is brought against any Palatin Indemnitee, Mallinckrodt Indemnitee or selling stockholder in respect of which indemnity may be sought against Palatin or Mallinckrodt, as the case may be, pursuant to either Section 5.6(a) or 5.6(b) above, such indemnified party or parties shall promptly notify the indemnifying party in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability pursuant to this Section 5.6, unless the indemnifying party shall have been materially prejudiced by such failure) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action. Anything in this Section 5.6 to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld.

         5.7      Development Costs.

                  (a) All Development Costs of Palatin which have been incurred by Palatin prior to July 1, 1999 shall be the liability and responsibility of Palatin.

                  (b) Subject to Section 5.7(d) below, all Development Costs of Palatin that are incurred by Palatin after date hereof shall be shared equally by the parties and Mallinckrodt shall, therefore, pay one-half of all such Development Costs (i.e., the "Development Payments") to Palatin, such Development Payments to be made (subject to offset in accordance with Section 5.8(a) below and subject to audit in accordance with the provisions of subsection (c) set forth immediately below) on a monthly basis within thirty
(30) days after the submission by Palatin to Mallinckrodt of an invoice and written report (accompanied by a statement of the principles and assumptions utilized by Palatin in calculating such Development Costs, a breakdown of the Development Costs between and among wages, supplies and contract research expenses which constitute "qualified research expenses" within the meaning of
Section 41(b)(1) of the Internal Revenue Code of 1986, as amended, and by such supporting documentation and information as Mallinckrodt may request) demonstrating the amount of qualifying Development Costs incurred by Palatin in the previous calendar month. All Development Payments shall be payable in United States dollars. Any amounts payable under this subsection (b) and not paid by Mallinckrodt within the applicable thirty (30) day period shall accrue interest at an annual rate of eight percent (8%) on the unpaid balance due until paid.

                  (c) Upon the written request of Mallinckrodt, Palatin shall permit an independent public accountant selected by Mallinckrodt and acceptable to Palatin, which acceptance shall not be unreasonably withheld or delayed, to have access during normal business hours to such records of Palatin as may be necessary to verify the amount of any Development Costs incurred by Palatin in accordance herewith in respect of any calendar year (or portion thereof) ending not more than twelve (12) months prior to the date of such request. Subject to other relevant provisions of this subsection (c), all such verifications shall be conducted at Mallinckrodt's expense and not more than twice in each calendar year. In the event that Mallinckrodt's representative concludes that adjustments should be made in Mallinckrodt's favor with respect to any audited period, then any appropriate refund of Development Payments, plus accrued interest at the annual rate of eight percent (8%) on any amounts due Mallinckrodt measured from the date on which any amount to be refunded was originally paid by Mallinckrodt, shall be made by Palatin within thirty (30) days of the date Mallinckrodt delivers to Palatin such representative's written report so concluding (or, at Mallinckrodt's option, shall be offset by Mallinckrodt against any future Development Payments due by Mallinckrodt to Palatin hereunder), unless Palatin shall have a good faith dispute as to the conclusions set forth in such written report, in which case Palatin need not make the disputed portion of such repayment and shall provide written notice to Mallinckrodt within such thirty
(30) day period of the nature of its disagreement with such written report. If Palatin shall have in writing so disputed such written report by Mallinckrodt's representative, the parties shall thereafter, for a period of sixty (60) days after Palatin has provided written notice of such dispute, attempt in good faith to resolve such dispute and if they are unable to do so then the matter will be submitted to arbitration in accordance with Section 10.6 hereof. The fees charged by Mallinckrodt's representative shall be paid by Mallinckrodt unless the audit discloses that adjustments in Mallinckrodt's favor for the period under review are greater than five percent (5%) of the amount of Development Costs invoiced by Palatin to Mallinckrodt for such period, in which case Palatin shall pay the reasonable fees and expenses charged by such representative. Mallinckrodt agrees that all information subject to review under this subsection
(c) is confidential and that it shall cause its representatives to retain all such information in confidence in accordance with the requirements of Article 7 below.

                  (d)  Notwithstanding  the  provisions of Section 5.7(b) above,
(i) no Development Payments will be made for any costs incurred after the termination of the Development Phase in any portion of the Territory with respect to a LeuTech Indication which is being developed in accordance with the Development Program and (ii) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. Mallinckrodt hereby represents and warrants to Palatin that the Development Payments have been approved by all necessary action on the part of the Board of Directors of Mallinckrodt Inc., a New York corporation publicly traded on the New York Stock Exchange and the ultimate parent of Mallinckrodt, and that Mallinckrodt will take all steps necessary to ensure that Development Payments will be made to Palatin as and when due in accordance herewith.

         5.8      Loans and Advances.

                  (a) Throughout the term of this Agreement, Palatin shall use its best efforts to maintain an amount of cash and cash equivalents sufficient to cover its anticipated operating expenses, including its estimated amount of the Development Costs as set forth in the Annual Development Plan for any year. If at any time Palatin's cash reserves are not sufficient to cover its anticipated operating expenses and/or its portion of any Development Costs, Mallinckrodt will consider loaning (but shall not be under any obligation to loan) funds to Palatin, but only to the extent of any actual cash shortfall and only if commercial funding is demonstrably not available to Palatin. Any amounts loaned by Mallinckrodt to Palatin in accordance herewith shall be evidenced by a promissory note with terms reasonably acceptable to Mallinckrodt and shall be secured by such assets of Palatin as Palatin would normally be required to pledge as collateral in any commercial loan transaction. All amounts loaned by Mallinckrodt to Palatin shall bear interest at the prime rate plus two percentage points, as determined from the prime interest rate as published by the Wall Street Journal on the last day of the month preceding the month in which any such loan is made and shall be repayable in full as soon as Palatin's cash reserves are restored, but in no event later than the third anniversary of the First Commercial Sale of LeuTech Products in the Territory or the second
(2nd) anniversary of the date of any such loan, whichever occurs first. It is also understood that, if Palatin fails to make any payment with respect to any such loan as and when due under the terms of any applicable promissory note, Mallinckrodt shall have the right to offset against the principal and interest of any amounts loaned to Palatin and due and payable under the terms of any applicable promissory note all or any portion of any Development Payments due by Mallinckrodt to Palatin in accordance with the provisions of Section 5.7 or Royalty Payments due by Mallinckrodt to Palatin in accordance with the provisions of Section 5.9; provided that, Mallinckrodt shall give written notice to Palatin of the amount and nature of any such offset contemporaneously with Mallinckrodt's exercise of such right.

                  (b) Prior to the date hereof, Mallinckrodt advanced Palatin the sum of Two Million Dollars ($2,000,000) secured by a promissory note and a security agreement, copies of which are attached hereto as Exhibit H and Exhibit
I. It is understood that the principal amount of such advance plus all accrued interest thereon is being repaid by Palatin to Mallinckrodt on and as of the date hereof by offset against that portion of the amount otherwise payable by Mallinckrodt to Palatin in accordance with Section 5.2(b) above. On the date hereof, Mallinckrodt will return to Palatin the original of the promissory note attached hereto as Exhibit H marked as cancelled and paid in full together with collateral under the Security Agreement.

         5.9      Royalty Payments.

                  (a) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

                  (b) During the term of this Agreement and with respect to any calendar quarter during which there are commercial sales of any LeuTech Products in the Territory, Mallinckrodt shall within sixty (60) days after the end of each such calendar quarter furnish to Palatin a written quarterly report showing: (i) the gross sales of LeuTech Products sold by Mallinckrodt and its Affiliates during the quarter just ended and the calculation of Net Sales from such gross sales revenue, (ii) any other revenues relating to LeuTech Products, including but not limited to royalties and any other payments from sublicensees and amounts paid by distributors, and (iii) the exchange rates used in determining Net Sales in United States dollars. Mallinckrodt shall keep complete and accurate records in sufficient detail to properly reflect all information contained in such report, and to enable Net Sales and Royalty Payments payable hereunder to be determined with accuracy.

                  (c) Upon the written request of Palatin, Mallinckrodt shall permit an independent public accountant selected by Palatin and acceptable to Mallinckrodt, which acceptance shall not be unreasonably withheld or delayed, to have access during normal business hours to such records of Mallinckrodt as may be reasonably necessary to verify the accuracy of the reports made by Mallinckrodt pursuant to Section 5.9(b) and the consequent Royalty Payments due Palatin in respect of any calendar year (or portion thereof) ending not more than twelve (12) months prior to the date of such request. Subject to other relevant provisions of this subsection (c), all such verifications shall be conducted at Palatin's expense, not more than twice in each calendar year and no quarterly period may be audited more than once. In the event such Palatin representative concludes that additional Royalty Payments were owed to Palatin during such audited period, the additional Royalty Payments, plus accrued interest at the annual rate of eight percent (8%) on any amounts due Palatin measured from the date on which any amount owed to Palatin should have been paid by Mallinckrodt, shall be paid by Mallinckrodt within thirty (30) days of the date Palatin delivers to Mallinckrodt such representative's written report so concluding, unless Mallinckrodt shall have a good faith dispute as to the conclusions set forth in such written report, in which case Mallinckrodt shall provide written notice to Palatin within such thirty (30) day period of the nature of its disagreement with such written report and may, if such written notice has been given, withhold payment of the disputed portion of any such Royalty Payment. If Mallinckrodt has provided written notice to Palatin that it disputes any of Palatin's auditor's conclusions, the parties shall thereafter, for a period of sixty (60) days, attempt in good faith to resolve such dispute and if they are unable to do so then the matter will be submitted to arbitration in accordance with Section 10.6. The fees charged by such representative shall be paid by Palatin unless the audit discloses that any Royalty Payments made by Mallinckrodt for the audited period were incorrect by more than five percent (5%), in which case Mallinckrodt shall pay the reasonable fees and expenses charged by such representative. Palatin agrees that all information subject to review under this subsection (c) is confidential and that it shall cause its representatives to retain all such information in confidence in accordance with the requirements of Article 7 below.

                                    Article 6

                              INTELLECTUAL PROPERTY

         6.1 General Principles. It is understood by the parties that, notwithstanding any payments that may be made by Mallinckrodt to Palatin hereunder and further notwithstanding the joint cooperation of the parties hereunder, throughout the existence of this Agreement and subsequent to its expiration, the Palatin Intellectual Property Rights (including, without limitation, the Palatin Patent Rights and the LeuTech compound) shall be and remain the sole property of Palatin, subject only to such licenses as may be granted to Mallinckrodt in accordance with any relevant provisions hereof. Any inventions or developments relating to LeuTech or any LeuTech Products pursuant to this Agreement, whether or not patentable, shall belong to Palatin.

         6.2 Cross-Licensing. The parties understand that during the existence of this Agreement, one party may develop modifications, improvements or technology (whether patentable or not) in connection with their activities hereunder that may be of use to the parties in connection with their joint endeavors hereunder concerning LeuTech Products. The party that develops any such modifications, improvements or technology will notify the other party promptly of the existence and nature thereof. Any such modifications, improvements or technology developed by one party that are useful to the other party in performing its obligations hereunder concerning LeuTech Products shall be licensed by the developing party to the other party for use in connection with such other party's performance hereunder on a royalty-free basis, such license to be coterminous with the existence of this Agreement, except and to the extent otherwise provided in Section 3.2(b) or Article 9 hereof, as they may be applicable. Neither this Section nor any other provision of this Agreement shall be construed as granting any party a direct or implied license to any Intellectual Property Rights except as they apply to LeuTech Products.



         6.3  Filing,   Prosecution  and  Maintenance  of  Palatin  Intellectual
Property Rights.

                  (a) Palatin shall be responsible for maintenance of the Palatin Patent Rights and all other Palatin Intellectual Property Rights in its own name and at its own expense, keeping Mallinckrodt informed. Palatin agrees that it will not abandon the prosecution of any patent applications included within the Palatin Patent Rights nor will it fail to make any payment or fail to take any other action necessary to maintain its rights to an issued patent included in the Palatin Patent Rights without the prior written consent of Mallinckrodt.

                  (b) Palatin and Mallinckrodt shall each promptly notify the other in writing of any alleged or threatened infringement of patents or patent applications included in the Palatin Patent Rights of which they become aware. If any such actual or alleged infringement poses any reasonable threat to the commercial viability or success of any LeuTech Product that is being sold or marketed or is in the process of development hereunder, Palatin shall prosecute any such infringement using counsel of its selection and no settlement or compromise or consent to the entry of any judgment or other voluntary final disposition of the suit may be entered into by Palatin without the consent of the Joint Steering Committee, which consent shall not unreasonably be withheld. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

                  (c) In any infringement suit instituted by Palatin to enforce the Palatin Patent Rights pursuant to this Agreement, each party shall cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples and the like.
[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

                  (d) In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Palatin Patent Rights shall be brought against Palatin, Palatin shall notify Mallinckrodt in writing. Unless the Joint Steering Committee decides that such action should not be defended, Palatin will defend said action using counsel of its selection, and no settlement, consent judgment or other voluntary final disposition of the action may be entered into by Palatin without the consent of the Joint Steering Committee, which consent shall not unreasonably be withheld. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

         6.4 Infringement Action Against Either Party. In the event that a suit or action is brought against either party alleging infringement of any third party patent right as a result of the exercise of Mallinckrodt's or its Affiliates' rights pursuant to the license granted Mallinckrodt and its Affiliates under Section 2.1 hereof, such party shall notify the Joint Steering Committee. Palatin will defend said action, using counsel of its selection and reasonably acceptable to Mallinckrodt, and no settlement, consent judgment or other voluntary final disposition of the action may be entered into by Palatin without the consent of the Joint Steering Committee, which consent shall not unreasonably be withheld. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

         6.5 Cooperation Generally. Mallinckrodt shall make available to Palatin (or to Palatin's authorized attorneys, agents or representatives), its employees, agents, representatives or consultants (at Mallinckrodt's reasonable expense) to the extent reasonably necessary or appropriate to enable Palatin to file, prosecute and maintain patent applications and resulting patents included in the Palatin Patent Rights and relevant to the strategic collaboration hereunder for periods of time reasonably sufficient for Palatin to obtain the assistance it needs from such personnel.

         6.6 No Ownership. Except as otherwise expressly provided in this Agreement, under no circumstances shall a party hereto, as a result of this Agreement or performance of its obligations hereunder, obtain any ownership interest in or other right to any technology, know-how, patents, pending patent applications, products or biological materials of the other party.

                                    Article 7

                                 CONFIDENTIALITY

         7.1      Nondisclosure Obligations.

                  (a) Except as otherwise provided in this Article 7, during the term of this Agreement and for a period of ten (10) years thereafter, each party shall maintain in confidence and use only for purposes specifically authorized under this Agreement (i) all information and data, whether written or oral, received from the other party resulting from or related to the development, manufacture, marketing or sale of LeuTech Products and (ii) all information and data not described in clause (i) but supplied by one party to the other party under this Agreement and marked "Confidential", or with words of similar import, or, if delivered orally, summarized and confirmed in writing in a manner clearly indicating its confidentiality. For purposes of this Article 7, information and data described in clause (i) or (ii) set forth in the immediately preceding sentence shall be referred to as "Information."

                  (b) To the extent it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement, a party may disclose Information it is otherwise obligated under this Section 7.1 not to disclose to its Affiliates, sublicensees, distributors, consultants, agents, representatives and clinical investigators, only on a need-to-know basis and only on condition that such entities or persons agree in writing to keep the Information confidential for the same time periods and to the same extent as such party is required to keep the Information confidential and agree to use such Information only for purposes relevant to the performance by a party of its obligations under this Agreement. In addition, a party or its Affiliates (or any of their sublicensees or distributors) may disclose such Information to government or other regulatory authorities to the extent that such disclosure is reasonably necessary to obtain patents or authorizations to conduct clinical trials of, and to commercially market and sell, LeuTech Products.

                  (c) In addition to the exceptions to non-disclosure set forth in subsection (b) set forth immediately above, the obligation not to disclose or misuse Information shall not apply to any part of such Information that: (i) is or becomes part of the public domain other than by unauthorized acts of the party obligated not to disclose such Information or those of its Affiliates, or its or their distributors or sublicensees, (ii) can be shown by written documents to have been disclosed to the receiving party or its Affiliates, or to its or their distributors or sublicensees, by a third party without violation of an obligation of confidentiality with respect to such disclosure, (iii) can be demonstrated by competent evidence, prior to disclosure under this Agreement, already to have been in possession of the receiving party or its Affiliates, or its or their distributors or sublicensees, provided such Information was not obtained directly or indirectly from any third party that was under an obligation of confidentiality with respect to such Information and in violation of such obligation, (iv) can be demonstrated by competent evidence to have been independently developed by the receiving party or its Affiliates, or by its or their distributors or sublicenses, without breach of any of the provisions of this Agreement, or (v) is disclosed by the receiving party or its Affiliates, or by its or their distributors or sublicensees, pursuant to interrogatories, requests for information or documents, subpoenas or civil investigative demands (or similar process) issued by a court or governmental agency or pursuant to any other requirement of law, provided that the party so disclosing, if at all possible, notifies the other party prior to any such disclosure so that such other party (with the cooperation of the receiving party) can seek a protective order or other order limiting or preventing disclosure (if and to the extent available under the circumstances), and provided further that the party so disclosing furnishes only that portion of the Information which it is legally required to disclose under the circumstances.

         7.2 Terms of this Agreement. Palatin and Mallinckrodt each agree not to disclose any terms or conditions of this Agreement to any third party without the prior consent of the other party, except as required by applicable law. If either party determines that it is required to file this Agreement with the SEC or other governmental agency for any reason, such party shall request confidential treatment of such portions of this Agreement as the parties shall together determine as appropriate. Notwithstanding the foregoing, prior to execution of this Agreement, Palatin and Mallinckrodt have agreed upon the substance of information that can be used as a routine reference in the usual course of business to describe the terms of this transaction, and Palatin and Mallinckrodt may disclose such information, as modified by mutual agreement from time to time, without the other party's consent as may periodically become necessary or appropriate.

         7.3      Publications.

                  (a)  Procedure.  The parties hereto  acknowledge  their mutual interest in obtaining patent protection for inventions which arise under this Agreement. In the event that either party, its employees or consultants or any other third party under contract to either party wishes to make a publication pertaining to the technical aspects of LeuTech Products (including any oral disclosure made without obligation of confidentiality) relating to work performed under this Agreement (the "Publishing Party"), such party shall transmit to the other party (the "Reviewing Party") a copy of the proposed written publication at least forty-five (45) days prior to submission for publication or an abstract of such oral disclosure at least thirty (30) days prior to submission of the abstract or oral disclosure, whichever is earlier. The Reviewing Party shall have the right (i) to propose modifications to the publication, (ii) to request a delay in publication or presentation in order to protect patentable information, or (iii) to request that the information be maintained as a trade secret and, in such case, the Publishing Party shall not make such publication.

                  (b) Delay. If the Reviewing Party requests a delay as described in Section 7.3(a)(ii), the Publishing Party shall delay submission or presentation of the publication for a period of ninety (90) days to enable patent applications protecting each party's rights in such information to be filed.

                  (c) Resolution. Upon the receipt of written approval of the Reviewing Party, the Publishing Party may proceed with the written publication or the oral presentation.

         7.4 Injunctive Relief. The parties hereto understand and agree that remedies at law may be inadequate to protect a party against any breach by the other party (or any other person acting in concert with such other party or on its behalf) of any of the provisions of this Article 7. Accordingly, each party shall be entitled to the granting of injunctive relief or other equitable relief by a court of competent jurisdiction against any action that constitutes any breach of this Article 7, in addition to any monetary damages or other relief to which a party may be entitled.

                                    Article 8

                                    INDEMNITY

         8.1 Mallinckrodt Indemnity Obligations. Subject to all of the applicable provisions of this Article 8, and excepting the separate indemnification and procedures set forth in Section 5.6, Mallinckrodt agrees to defend, indemnify and hold Palatin, its Affiliates and their respective directors, officers, employees and agents harmless from and against all costs, judgments, liabilities and damages resulting from claims asserted by a third party against Palatin, its Affiliates or their respective directors, officers, employees or representatives arising in connection with or as a result of (i) actual or asserted violations of any applicable law or regulation by Mallinckrodt, its Affiliates, sublicensees, distributors or representatives in connection with the sales, marketing and distribution (including, without limitation, storage and radiolabeling) of LeuTech Products, including without limitation, actual, alleged or asserted violations relating to adulterated, misbranded, mislabeled or LeuTech Products otherwise not in compliance with applicable law or regulation, (ii) claims for bodily injury, death or property damage attributable to a recall ordered by a governmental agency or required by a confirmed failure of LeuTech Products to the extent caused by any act or omission to act by Mallinckrodt or its Affiliate or representative in connection herewith, and (iii) any negligent or willful or intentional act or omission to act by Mallinckrodt, its Affiliates or representatives in any manner in connection with performance hereunder.

         8.2 Palatin Indemnity Obligations. Subject to all of the applicable provisions of this Article 8 and in addition to any obligations Palatin may have under Article 6 set forth above, and excepting the separate indemnification and procedures set forth in Section 5.6, Palatin agrees to defend, indemnify and hold Mallinckrodt, its Affiliates and their respective directors, officers, employees and agents harmless from and against all costs, judgments, liabilities and damages resulting from claims asserted by a third party against Mallinckrodt, its Affiliates or their respective directors, officers, employees or representatives arising in connection with or as a result of (i) actual or asserted violations of any applicable law or regulation by Palatin, its Affiliates, sublicensees, distributors or representatives in connection herewith, including (without limitation) any such actual or asserted violations by Palatin or by any third party contract manufacturer employed by Palatin by virtue of which any LeuTech Products manufactured, distributed or sold in any manner in connection herewith shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation, (ii) claims for bodily injury, death or property damage attributable to a recall ordered by a governmental agency or required by a confirmed failure of LeuTech Products to the extent caused by any act or omission to act by Palatin or its Affiliates or representatives in connection herewith, (iii) any negligent or willful or intentional act or omission to act by Palatin, its Affiliates or representatives in any manner in connection with performance hereunder, and (iv) claims for bodily injury or death attributable to the toxicology, biologic activity or manufacture of LeuTech Products. It is understood between the parties, however, that since the LeuTech Products may be radiolabeled and stored by Mallinckrodt, or its Affiliates or sublicensees, then with respect to any claims asserted by any third party concerning said radiolabeling and storage, Mallinckrodt shall indemnify Palatin pursuant to
Section 8.1.

         8.3 Product Liability. Mallinckrodt and Palatin understand and agree that, because of the nature of the collaborative effort set forth in this Agreement, should any third party claims be asserted against either or both of them or any of their Affiliates, agents or representatives that are in the nature of product liability claims (i.e., third party claims covered by the indemnification obligation of Palatin pursuant to clause (iv) of Section 8.2 above), the parties will cooperate to ensure that such claims are defended, settled and compromised in a manner that best protects the interests of both parties hereunder. However, unless and until Palatin can demonstrate otherwise, it shall be presumed that any third party claims relating to the toxicology, to the biologic activity or to the manufacture of LeuTech Products shall be the responsibility  and  liability  of Palatin in  accordance  with  clause  (iv) of
Section 8.2 above and Palatin shall defend such claim. Palatin shall be responsible for defending any such claims with counsel of its selection and will have the daily responsibility for managing the defense of such claim, keeping Mallinckrodt continually informed of any developments, issues or decisions that arise as a consequence of such claim. It is understood between the parties, however, that since the LeuTech Products will be radiolabelled by Mallinckrodt or its Affiliates, then with respect to any claims asserted by any third party concerning said radiolabelling, Mallinckrodt shall indemnify Palatin pursuant to
Section 8.1. As the Joint Steering Committee shall determine, Palatin and Mallinckrodt will procure and maintain product liability insurance with responsible carriers in amounts and with coverages and deductibles determined by the Joint Steering Committee to be reasonable.

         8.4 Contribution. Notwithstanding any other provision of this Article 8, to the extent it is possible to determine with accuracy, each party shall only be responsible hereunder for and shall only have the duty to indemnify and hold harmless the other party hereunder for that portion of any loss, cost, damages or expense attributable to its acts or omissions to act, provided that (except as and to the extent set forth in the last sentence of Section 8.2 and the penultimate sentence of Section 8.3), Palatin shall be responsible for all product liability claims related to LeuTech Products without reference to its acts or omissions to act in connection with the circumstances surrounding any such claim. If, in connection with any third party claim for which both parties have responsibility for any loss, cost, damage or expense, it is impossible to determine or fairly estimate the relative proportion of responsibility of the parties, they shall each be responsible for an equal share of any such loss, cost, damage or expense. In the event there is any dispute between the parties concerning their relative proportion of responsibility with respect to any third party claim the parties shall attempt to resolve such dispute within sixty (60) days of the date it arises but, if they are unable to do so, the matter shall be referred to arbitration for resolution pursuant to Section 10.6.

         8.5 Procedure. Unless and to the extent otherwise specifically provided herein, a party or any of its Affiliates (the "Indemnitee") that intends to claim indemnification under this Article 8 shall promptly notify the other party (the "Indemnitor") of any loss, claim, damage, or liability arising out of any third party claim or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel of its own choosing; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor, in the opinion of an independent counsel chosen by both parties, would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. An Indemnitee shall not be entitled to indemnification under this
Article 8 if any settlement or compromise of a third party claim is effected by the Indemnitee without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. An Indemnitee shall not be entitled to indemnification with respect to any third party claim in an amount in excess of the amount which such third party has unequivocally and in writing agreed with the Indemnitor it is willing to accept in settlement or compromise of any such third party claim. The failure by the Indemnitee to deliver notice to the Indemnitor within a reasonable time after the commencement of any such third party claim or action, if materially prejudicial to the Indemnitor's ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 8. An Indemnitee, and its employees, agents and representatives, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

                                    Article 9

                           EXPIRATION AND TERMINATION

         9.1 Termination and Expiration of the Development Phase.

                  (a) Unless this Agreement is sooner terminated by either party in accordance with the provisions of this Article 9 or by Mallinckrodt in accordance with the provision of Section 3.2(b) above, the term of the Development Phase as to any LeuTech Product shall terminate in accordance with
Section 1.13.

                  (b) In addition to the right of termination granted to Mallinckrodt by the provisions of Section 3.2(b) above, the Development Phase as to any LeuTech Product may be terminated prior to the completion of development of such LeuTech Product with respect to all or any portion of the Territory (i) at any time by the mutual consent of the parties, (ii) by one party, upon notice to the other party, if the terminating party has substantial evidence to support the conclusion that any such LeuTech Product is not likely to become a viable and profitable commercial product or (iii) by either party upon written notice to the other if the Joint Steering Committee does not approve the Annual Development Plan for such LeuTech Product pursuant to Section 3.1(f) and, after the matter has been submitted for dispute resolution pursuant to Section 4.1(e) hereof, the terminating party determines in good faith that it is unable to proceed with development of such LeuTech Product based on the determination of the arbitrator.

                  (c) In the event that, pursuant to subsection (b) set forth immediately above, the Development Phase is terminated prior to the completion of development of any LeuTech Product for all or any portion of the Territory, then all rights with respect to the use, manufacture, marketing, distribution for sale, licensing and sublicensing of such LeuTech Product with respect to such portion of the Territory shall revert to Palatin.

                  (d) The expiration or termination of the Development Phase with respect to any LeuTech Product for all or any portion of the Territory shall not relieve the parties of any obligation that accrued with respect thereto prior to such expiration or termination, including either party's right to recover all costs and expenses incurred or committed prior to such expiration or termination. Furthermore, notwithstanding any other provisions hereof, the expiration or termination of the Development Phase with respect to any or all LeuTech Products shall have no effect whatsoever on (i) the rights of either party under the provisions of Sections 5.2, 5.3, 5.4, 5.5 and 5.6 above or (ii) the issuance and sale of the Preferred Stock.

         9.2      Termination and Expiration of this Agreement.

                  (a) This Agreement may be terminated by either party upon thirty (30) days notice (i) by reason of a material breach (other than as provided in clauses (ii) or (iii) below) if the breaching party fails to remedy such breach within ninety (90) days after written notice thereof by the non-breaching party, (ii) if the other party fails to make any payments of any kind as and when due in accordance with the terms and procedures set forth herein and such failure is not remedied within forty five (45) days after written notice thereof by the nonbreaching party (unless and to the extent there exists a good faith dispute as to the amount of any such payment due) or (iii) upon the bankruptcy, insolvency, dissolution or winding up the other party, except, in the case of a petition relative to any of the immediately foregoing filed involuntarily against a party if such petition is dismissed within sixty
(60) days of the date of its filing.

                  (b) Unless renewed in writing by both Palatin and Mallinckrodt or unless terminated earlier in accordance herewith, this Agreement shall expire on and as of the end of the calendar quarter subsequent to the calendar quarter in which the last commercial sale of Product Units of any LeuTech Product by Mallinckrodt occurs. This Agreement shall expire if, after the date of the First Commercial Sale of any LeuTech Product, there are no commercial sales of LeuTech Products for two full calendar quarters.

         9.3      Effect of Expiration or Termination of this Agreement.

                  (a) The expiration or termination of this Agreement for any reason shall not relieve the parties of any obligation that accrued prior to such expiration or termination. Furthermore, notwithstanding any other provision hereof, the expiration or termination of this Agreement for any reason shall have no effect whatsoever on (i) the rights of either party under the provisions of Sections 5.2, 5.3, 5.4, 5.5 and 5.6 above or (ii) the issuance and sale of the Preferred Stock.

                  (b) In the event that this Agreement is rightfully terminated by Palatin pursuant to Section 9.2(a), Palatin shall be entitled to claim from Mallinckrodt in a court of competent jurisdiction all damages or other relief which would otherwise be available to Palatin at law or in equity and the following shall also apply:

                           (i) all licenses and rights granted to Mallinckrodt hereunder shall terminate, on and as of the effective date of such termination (except for any license granted by Palatin to Mallinckrodt pursuant to the last sentence of Section 6.2 above);

                           (ii) for a period of one (1) year following the effective date of termination Mallinckrodt may dispose of its inventory of Product Units on hand as of the effective date of termination and may fill any orders for Product Units accepted prior to the effective date of termination, and within thirty (30) days after disposition of such inventory and fulfillment of such orders (and in any event within thirty (30) days after the first anniversary of the effective date of termination) Mallinckrodt will forward to Palatin a final report of sales activity containing the details required by Section 5.9(b) hereof and Mallinckrodt shall pay all Royalty Payments payable as a consequence of the Net Sales of Product Units for such period as reflected in such report;

                           (iii) Mallinckrodt shall take all action reasonably necessary to assign all of its right, title and interest in any trademark or trade name owned by Palatin under which Mallinckrodt shall have marketed or sold LeuTech Products, together with the goodwill associated therewith, to Palatin (provided that, this provision shall not affect Mallinckrodt's right to any trademark or trade name owned by Mallinckrodt); and

                           (iv) Mallinckrodt shall, (A) to the extent legally permissible, take all additional action reasonably necessary to assign all of its right, title and interest in, and transfer possession and control to, Palatin of the regulatory filings (if any) prepared by Mallinckrodt, and regulatory approvals if (any) received by Mallinckrodt, to the extent that such filings and approvals relate to LeuTech Products and (B) deliver to Palatin at the end of the first anniversary of the effective date of termination all Information supplied by Palatin to Mallinckrodt.

                  (c) In the event that this Agreement is rightfully terminated by Mallinckrodt pursuant to Section 9.2(a), Mallinckrodt shall be entitled to claim from Palatin in a court of competent jurisdiction all damages or other relief which would otherwise be available to Mallinckrodt at law or in equity and the following shall also apply:

                           (i) Mallinckrodt's license rights under Section 2.1 hereof (exclusive of any rights under the MCA 480 Cell Line License Agreement between the Wistar Institute of Anatomy and Biology and Palatin dated June 16, 1997, hereinafter the "Wistar Agreement") shall (notwithstanding any other provisions hereof) be considered to be exclusive, perpetual and irrevocable, and shall not otherwise be restricted or limited in any manner from the license granted as set forth herein, except that Mallinckrodt shall continue to make Royalty Payments to Palatin in accordance with the provisions of Section 5.9;

                           (ii) Palatin shall continue to manufacture LeuTech Products for Mallinckrodt, at Palatin's Product Direct Cost for such manufacture (i.e., not at the Transfer Price that may then be in effect), for a period of up to three (3) years after the effective date of such termination or, at Mallinckrodt's option, and as soon after the effective date of such termination as possible (but in any event no later than six (6) months thereafter), shall transfer to Mallinckrodt, on a non-exclusive basis, such contractual rights (i.e., rights under its contracts with all third party contract manufacturers, consultants or other subcontractors) and such rights to its intellectual property and such know-how as may be necessary to enable Mallinckrodt or a third party or parties designated by Mallinckrodt to manufacture LeuTech Products in sufficient quantity thereafter to meet Mallinckrodt's requirements for LeuTech Products;

                           (iii) Palatin shall (A) to the extent legally permissible, take all actions necessary to assign to Mallinckrodt all of the regulatory filings and approvals Palatin has that may be necessary or useful to Mallinckrodt in exercising its license rights and manufacturing rights as set forth in clauses (i) and (ii), respectively, of this subsection (c) or if such assignment is not readily available, take all actions available to it in support of any new filings or approvals made or sought by Mallinckrodt, (B) deliver to Mallinckrodt copies any and all documents it has containing Information or other data that may be necessary or useful to Mallinckrodt in exercising its license rights and manufacturing rights as set forth in clauses (i) and (ii), respectively, of this subsection (c), which Information may be employed by Mallinckrodt as needed in connection with such rights subject to the requirements of Article 7 hereof, (C) grant to Mallinckrodt a non-exclusive, worldwide, paid-up license (including the goodwill associated therewith) to the rights of Palatin in and to any trademarks or trade names under which Mallinckrodt shall have marketed or sold LeuTech Products at any time prior to the effective date of termination, and (D) deliver to Mallinckrodt at the end of the first (1st) anniversary of the effective date of termination all Information supplied by Mallinckrodt to Palatin; and

                           (iv) Palatin shall assign its rights under the Wistar
Agreement to Mallinckrodt.

         9.4  Survival.   The  provisions  of  this   Agreement   shall  survive
termination or expiration to the extent necessary for them to be fully performed in accordance with their express terms.

                                   Article 10

                                  MISCELLANEOUS

         10.1 Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the control of the affected party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, the existence or administration of any laws, rules or regulations, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party; provided, however, that the party so affected shall use reasonable commercial efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. Each party shall provide the other party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure. The parties shall mutually seek a resolution of the delay or the failure to perform as noted above.

         10.2 Assignment. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party, except that, either Palatin or Mallinckrodt may, without such consent, assign its rights and obligations under this Agreement, (i) in connection with a corporate reorganization, to any Affiliate, or (ii) to an unrelated third party in connection with a merger, consolidation or sale of substantially all of a party's assets to such unrelated third party (which shall include, in the case of Mallinckrodt, a sale of substantially all of the assets of Mallinckrodt's Imaging Group); provided that, in the case of either clause (i) or (ii) the assigning or transferring party's rights and obligations under this Agreement shall be assumed in writing by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets (except as otherwise specifically noted with respect to Mallinckrodt), including those business assets that are the subject of this Agreement. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

         10.3 Severability. Should one or more provisions of this Agreement be or become invalid or unenforceable, the parties hereto shall substitute, by mutual consent, valid and enforceable provisions for such invalid or unenforceable provisions which new provisions, in their economic and other effects, are sufficiently similar to the invalid or unenforceable provisions that it can be reasonably assumed that the parties would have originally entered into this Agreement with such new provisions. In case such new provisions cannot be agreed upon, the invalidity or unenforceability of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole or the validity of any portions hereof, unless the invalid or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the parties would not originally have entered into this Agreement without such invalid or unenforceable provisions.

         10.4 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

           If to Palatin:          Palatin Technologies, Inc.
                                   214 Carnegie Center, Suite 100
                                   Princeton, New Jersey  08540
                                   Telephone:  (609) 520-1911
                                   Facsimile:  (609) 452-0880

           with a copy to:         Graham & James LLP
                                   885 Third Avenue, 21st floor
                                   New York, New York  10022-4834
                                   Attn:     Faith Charles, Esq.
                                   Telephone :  (212) 848-1000
                                   Facsimile:  (212) 688-2449

           If to Mallinckrodt:     Mallinckrodt Inc.
                                   675 McDonnell Boulevard
                                   P.O. Box 5840
                                   St. Louis, Missouri 63134
                                   Attn:     President, Imaging Group
                                   Telephone:
                                   Facsimile:

           with a copy to:         Mallinckrodt Inc.
                                   675 McDonnell Boulevard
                                   P.O. Box 5840
                                   St. Louis, Missouri 63134
                                   Attn:     Vice President and General Counsel
                                   Telephone:     (314) 654-5240
                                   Facsimile:    (314) 654-5366


         10.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its choice of laws provisions that might apply the law of another jurisdiction.

         10.6     Dispute Resolution.

                  (a) The parties hereby agree that they will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly by negotiations and, where provided for, in accordance with any specific provisions for dispute resolution set forth elsewhere in this Agreement. If a controversy or claim should arise hereunder, the representatives of the parties will confer at least once and will attempt to resolve the matter. Except as specifically provided elsewhere in this Agreement, if the matter has not been resolved within sixty (60) days of their first meeting, the representatives shall refer the matter to the Chief Executive Officer of Palatin and the President of Mallinckrodt's Imaging Group. If the matter has not been resolved within sixty (60) days of the first meeting of the Chief Executive Officer of Palatin and the President of Mallinckrodt's Imaging Group (which period may be extended by mutual agreement), subject to a party's rights in an appropriate case to seek injunctive relief or specific performance from a court of appropriate jurisdiction, and unless otherwise specifically provided for herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, will be settled as set forth in subsection (b) set forth immediately below.

                  (b) Subject to the provisions of subsection (a) set forth immediately above, all disputes, controversies or differences which arise between the parties out of or in relation to this Agreement or any default or breach thereof will be resolved by arbitration in accordance with the American Arbitration Association by one or more arbitrators appointed in accordance with the said Rules. The arbitration shall take place in New York. Any decision or award resulting from the arbitration provided for herein shall be final and binding on the parties hereto. Notwithstanding the immediately foregoing provisions of this subsection (b), without resort to arbitration in the first instance, either party has the right to bring suit in a court of competent jurisdiction against the other party for (i) any breach of such other party's duties of confidentiality pursuant to Article 7 of this Agreement, (ii) any infringement of its own proprietary rights by the other party, (iii) or in any other circumstance in which the right to bring suit is contemplated by the express language hereof. Judgment upon the arbitrator's award may be entered in any court of competent jurisdiction. The award of the arbitrator may include compensatory damages against either party, but under no circumstances will the arbitrator be authorized to award punitive damages, consequential, special, exemplary, indirect or multiple damages against either party. The parties agree not to institute any litigation or proceedings against each other in connection with this Agreement unless they have complied with the provisions of this subsection (b), as they may be applicable, unless otherwise provided or allowed herein. The fees and expenses associated with arbitration shall be shared equally between Palatin and Mallinckrodt.

         10.7 Public Announcements. The parties agree that press releases and other public announcements to be made by either of them in relation to this Agreement, including disclosing the name of the other party, shall be subject to the written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that the parties may (without such consent) (i) make any such press release that is required to be made by law, if the consent of the other party has been sought but has not been timely obtained after reasonable efforts to do so and (ii) disclose any information covered by a prior consent obtained in accordance with this Section 10.7. The parties will agree to issue a joint press release immediately following the execution of this Agreement, the form and content of which shall be reasonably satisfactory to both parties.

         10.8 Entire Agreement. This Agreement, together with the exhibits and appendices hereto, contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both parties hereto.

         10.9 Headings. The captions to the several articles and sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several articles and sections hereof.

         10.10 Waiver. The waiver by a party hereto of any right hereunder or the failure of a party to object on any occasion to a breach or failure of performance by the other party shall not be deemed a waiver of a party's other rights hereunder or its right, on any subsequent occasion, to object to a breach by the other party of any terms hereof or to insist upon the performance by the other party of its obligations hereunder.

         10.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.12 Agreement Not to Solicit Employees. During the term of this Agreement and for a period of two (2) years following the expiration or termination of this Agreement, Palatin and Mallinckrodt agree not to seek to persuade or induce any employee of the other company to discontinue his or her employment with that company in order to become employed by or associated with any business, enterprise or effort that is associated with its own business.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

PALATIN TECHNOLOGIES, INC.




By:      /ss/ Edward J. Quilty






MALLINCKRODT INC.




By:      /ss/ Richard T. Higgons

                       LIST OF EXHIBITS

       Exhibit A  Development Costs - Overhead Cost Allocation Principles

       Exhibit B  Launch and Pre-Launch Activities

       Exhibit C  Chemical Structure of LeuTech Compound

       Exhibit D  Palatin Patent Rights

       Exhibit E  Certificate of Designation for Preferred Stock

       Exhibit F  Available LeuTech Products

       Exhibit G  Characteristics of Preferred Stock

       Exhibit H  Promissory Note

       Exhibit I  Security Agreement

                                   EXHIBIT "A"

                           PALATIN TECHNOLOGIES, INC.
                           Cost Allocation Principles



[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

                                    EXHIBIT B
                        Launch and Pre-Launch Activities
Launch Plan

o   Design and establishment of sales and marketing programs

o   Establishment of distribution network

o Design and production of sales aids oabCreation and distribution of sales brochures

o   Design and execution of product premium programs

o   Establishment of a journal advertising campaign

o   Design and distribution of educational package for radiopharmacies

o   Design and production of direct mail offerings

o   Establishment of sampling program

o   Design and production of journal advertisements

o   Trade show scheduling and attendance

o   Creation of trade show displays

o   Establishment of a Physician Advisory Board

o   Scheduling of symposia and speaker program

o   Design and establishment of Internet based information/advertising

o   Creation and distribution of physician information packages

o   Establishment of a speakers' bureau

o   Development of a Phase IV protocol

                                    EXHIBIT C
                          (LeuTech Biological Molecule)

The biological molecule that is the active component of LeuTech is [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

         EXHIBIT D
                             (Palatin Patent Rights)

United States Patents:

1.  U.S.  Patent  No.   5,346,687,   Issued   September  13,  1994,  for  Direct
    Radiolabeling of Antibody against Stage Specific Embryonic Antigen for Diagnostic Imaging

2. U.S. Patent No. RE35,500, issued May 6, 1997, for Direct Radiolabeling of Antibodies and Other Proteins with Technetium for Rhenium by Regulated Reduction

3. U.S. Patent No. RE35,457, issued February 18, 1997, for Radiolabeling Antibodies and Other Proteins with Technetium or Rhenium by Regulated Reduction

      Corresponding Australian patent No. 650629
      Canadian patent application No. 2,065,299-3
      EP No. 0 486 622 B1 - Confirmed in Austria, Belgium, Denmark, France, Germany, Italy, Netherlands, Spain, Sweden, Switzerland and United Kingdom Japanese application No. 2-514515

4. U.S. Patent 4,917,878, issued April 17, 1990, for Novel Use of a Radiolabeled Antibody against Stage Specific Embryonic Antigen for the Detection of Occult Abscesses in Mammals (Subject to License Agreement between Thomas Jefferson University and RhoMed, Incorporated)

5. U.S. Patent 5,011,676, issued April 30, 1991, for Improved Method to Directly Radiolabel Antibodies for Diagnostic Imaging and Therapy (Subject to License Agreement between Thomas Jefferson University and RhoMed, Incorporated)

6. U.S. Patent 5,308,603, issued May 3, 1994, for Method to Directly Radiolabel Antibodies for Diagnostic Imaging and Therapy (Subject to License Agreement Between Thomas Jefferson University and RhoMed, Incorporated)

License Agreements:

1. MCA 480 Cell Line License Agreement between The Wistar Institute of Anatomy and Biology and Palatin Technologies, Inc. dated May 1997.

2.  License   Agreement   between  Thomas   Jefferson   University  and  RhoMed,
    Incorporated effective as of February 1, 1992.

                                    EXHIBIT E

                           CERTIFICATE OF DESIGNATIONS
                                       of
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       of
                           PALATIN TECHNOLOGIES, INC.

[Filed separately as Exhibit 3.7 to Palatin's annual report on Form 10-KSB for the year ended June 30, 1999, filed with the SEC on September 28, 1999.]

                                    EXHIBIT F
                          (Available LeuTech Products)

LeuTech Products


1.  LeuTech  kit  for  producing  99mTc   radiolabeled  RB5  IgM  for  injection
    containing one (1) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

                           Palatin Technologies, Inc.

                                    Exhibit G

o Warrants and options outstanding as of August 10, 1999 totaled 4,692,999 (See common stock dilution table attached)

o   Existing employment agreements with anti-dilution provisions include:

        o   Edward Quilty

        o   Charles Putnam

        o   Carl Spana

        o   Stephen T. Wills

        o A summary of anti-dilution protections in employment agreements follows:

                  Edward J. Quilty: Palatin must issue additional anti-dilution options at $.20 per share, so that Mr. Quilty shall, at all times, have options in the aggregate to purchase the number of shares of common stock (together with common stock previously purchased on the exercise of such options) equal to not less than 3.75% of the outstanding common stock on a fully diluted basis. The amount of common stock purchasable will be adjusted proportionately in the event of any stock dividend, stock split, recapitalization, exchange, merger, etc.

                  Charles L. Putnam, Carl Spana and Stephen T. Wills: If Palatin issues new common stock or common stock derivative securities which increase the outstanding common stock by 40% or more over the amount outstanding at the time of the agreements, then Palatin must issue additional options at $2.50 per share so that each of the three officers has options to purchase the same percentage of the outstanding common stock as he was able to purchase before the issuance of the new securities. The amount of common stock purchasable will be adjusted proportionately in the event of any stock dividend, stock split, recapitalization exchange, merger, etc.

                  Such contracts are on file with the SEC (via Edgar) and will be provided on request.

o Warrants (five groups) containing anti-dilution provisions
         (price protection) include:

        o   Class A Warrants

        o   Class A Placement Warrants

        o   Class B Warrants

        o   Class B Placement Agent Warrants

        o   Common Stock Placement Agent Warrants

        o   See Provisions relating to Price Protection (I and II)


o Securities with anti-dilution provisions (price protection) include the Series A Preferred issue.


        o   See Provisions relating to Price Protection (III)

                           PALATIN TECHNOLOGIES, INC.
                           COMMON STOCK DILUTION TABLE
                              AS OF AUGUST 10, 1999

All stock amounts for derivative securities represent the maximum issuable if an entire class were exercised together, making no allowance for cancellation of fractional shares upon individual exercise. The 39,186 shares of Series A
Convertible Preferred Stock outstanding and the warrants to purchase an additional 13,362 shares of Series A Convertible Preferred Stock are stated as if converted to common stock at the adjusted conversion price of $4.67 per share. The 12,875 non-voting shares of Series B Convertible Preferred Stock outstanding are stated as if converted to common stock at the reset conversion price of $3.52 per share.


- ----------------------------------------------------------- ------------------
                          Class                                  Amount                      Comment
- ----------------------------------------------------------- ------------------
Common Stock outstanding (actual):                                  7,215,560
- ----------------------------------------------------------- ------------------
*Series A Conv. Prfd. @ $4.67 conversion price                        839,100
- ----------------------------------------------------------- ------------------
Series A Conv. Prfd. converted, issuance pending                       12,504  Masada and Vinson Trust
- ----------------------------------------------------------- ------------------
Series A Conv. Prfd. converted, make-up due                             5,623  to be issued to holders who
                                                                               converted at $4.87
- ----------------------------------------------------------- ------------------
Series A Conv. Prfd. converted, make-up due                               578  to be issued to holders who
                                                                               converted at $4.68
- ----------------------------------------------------------- ------------------
Series B Conv. Prfd. @ $3.52 conversion price                         365,767
- ----------------------------------------------------------- ------------------
Series B Conv. Prfd. converted, issuance pending                            0
- ------------------------------------------------------------------------------ -------------------------------------
                    Total Common Outstanding, with Preferred As If Converted:                             8,439,132
- ----------------------------------------------------------- ------------------ -------------------------------------
                         Warrants
- ----------------------------------------------------------- ------------------
Common Stock Warrants ('98-'99 offering)                              939,250  exercise prices:  $4.375 & $4.70
- ----------------------------------------------------------- ------------------
Placement/Consulting warrants ('98-'99 offering)                      254,600    exercise prices: $3.75 to $4.70
- ----------------------------------------------------------- ------------------
Common Stock Warrants ('99 offering)                                  565,629  exercise prices:  $4.48 to $5.06
- ----------------------------------------------------------- ------------------
Placement Warrants ('99 offering)                                     114,073  exercise prices:  $4.48 to $5.57
- ----------------------------------------------------------- ------------------
*Placement Warrants (Series A Conv. Prfd.)                            286,145  effective exercise price:  $5.137
- ----------------------------------------------------------- ------------------
*Class A Warrants                                                      65,668  exercise price:  $0.22
- ----------------------------------------------------------- ------------------
*Placement Agent Warrants (Class A)                                    20,737  exercise price:  $0.22
- ----------------------------------------------------------- ------------------
*Class B Warrants                                                      30,766  exercise price:  $2.64
- ----------------------------------------------------------- ------------------
*Placement Agent Warrants (Class B)                                     2,334  exercise price:  $5.43
- ----------------------------------------------------------- ------------------
Class C Warrants                                                       69,124  exercise price:  $8.68
- ----------------------------------------------------------- ------------------
*Placement Agent Warrants (RhoMed offering)                           212,329  exercise price:  $5.43
- ----------------------------------------------------------- ------------------
*McInerney (Fin. Serv. Adv. Agr.) Warrants                             17,052  exercise prices:  $6.45 to $6.56
- ----------------------------------------------------------- ------------------
Old Interfilm Warrants                                                  1,875  exercise price:  $282.00
- ------------------------------------------------------------------------------ -------------------------------------
                                           Total of All Outstanding Warrants:                             2,579,582
- ----------------------------------------------------------- ------------------ -------------------------------------
                         Options
- ----------------------------------------------------------- ------------------
1996 SOP (Palatin)                                                  1,564,277  includes 225,000 granted 7/8/99
- ----------------------------------------------------------- ------------------
1995 EISOP (RhoMed)                                                    80,359
- ----------------------------------------------------------- ------------------
1995 NQSOP (RhoMed)                                                    40,114
- ----------------------------------------------------------- ------------------
1993 EIP (Interfilm)                                                      750
- ----------------------------------------------------------- ------------------
1987 EISOP (RhoMed)                                                    25,368
- ----------------------------------------------------------- ------------------
1987 NQSOP (RhoMed)                                                    38,478
- ----------------------------------------------------------- ------------------
Quilty anti-dilution options through 3/24/98                          106,609
- ----------------------------------------------------------- ------------------
other options: 1997 Exec. Off. SOA = 103,004. Spana SOA =             257,462
74,196.  Putnam SOA = 74,196.  Murphy SOA = 6,066.
- ------------------------------------------------------------------------------ -------------------------------------
                                            Total of All Outstanding Options:                             2,113,417
- ------------------------------------------------------------------------------ -------------------------------------
                                 Total of All Outstanding Warrants & Options:                             4,692,999
- ----------------------------------------------------------- ------------------ -------------------------------------
                           COMBINED TOTAL (Fully Diluted):         13,132,131
- ----------------------------------------------------------- ------------------


*Preferred stock and warrants with price protection. The conversion or exercise price of these securities will be adjusted downward if Palatin sells common or common-equivalent securities with a per share price less than the current conversion or exercise price (shown in the table). In the case of Series A preferred stock, the conversion price will also be adjusted downward if Palatin sells common or common-equivalent securities with a per share price less than the current market price of common stock.

All outstanding derivative securities have standard anti-dilution protection, preserving their proportional share of common stock in the event of stock dividends, stock splits, recapitalizations, merger, etc.

         Provisions Relating to Price Protection


                           I. Selected Provisions of:

                                Class A Warrants
                        Class A Placement Agent Warrants
                                Class B Warrants
                        Class B Placement Agent Warrants
                      Common Stock Placement Agent Warrants

         These five groups of warrants have identical provisions for price protection in the event of the issuance of Common Stock (including warrants and options) at a price per share less than the Per Share Warrant Price then in effect:

Section 3 (c)

                  (c) Except as provided in Subsections 3(a) and 3(d), in case the Company shall hereafter issue or sell any Common Stock, or any securities convertible into Common Stock or any rights, options or Warrants to purchase Common Stock or securities convertible into Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "TOTAL CONSIDERATION") by (ii) the number of additional shares of Common Stock issuable upon exercise or conversion of such securities) less than the then current Per Share Warrant Price in effect on the date of such issuance or sale, the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing
         (i) the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance or sale multiplied by the Per Share Warrant Price plus (B) the Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon exercise or conversion of such securities.

   II. Selected Provisions of Financial Advisory Services (McInerney) Warrants

There are two outstanding Financial Advisory Services Warrants, which contain identical terms including the following provisions:

Section 3(c)

                  (c) Except as provided in subsections 3(a) and 3(d), in case the Company shall hereafter issue or sell any Common Stock, any securities convertible into Common Stock or any rights, options or warrants to purchase Common Stock or securities convertible into Common Stock, other than an offering of securities for which Paramount Capital, Inc. serves as placement agent initiated within 180 days following September 1, 1996 (the "Private Placement"), in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "TOTAL CONSIDERATION") by (ii) the number of additional shares of Common Stock issued, sold or issuable upon exercise or conversion of such securities) less than the then current Market Price of the Common Stock or the current Per Share Warrant Price in effect on the date of such issuance or sale, the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be (x) the sum of
         (A) the number of shares of Common Stock outstanding on the record date of such issuance or sale plus (B) the Total Consideration divided by either the current Market Price of the Common Stock or the current Per Share Warrant Price, whichever is greater, and the denominator of which shall be (y) the number of shares of Common Stock outstanding on the record date of such issuance or sale plus the maximum number of additional shares of Common Stock issued, sold or issuable upon exercise or conversion of such securities.

        III. Selected Provisions of Series A Convertible Preferred Stock
                           Certificate of Designations

Section 3 (b) (i) (selected portions):

         "Market Price" of a security  shall mean the average  Closing Bid Price
         (as defined below) of such security, for twenty (20) consecutive trading days, ending with the day prior to the date as of which the Market Price is being determined.

         The "Closing Bid Price" for any security for each trading day shall be the reported closing bid price of such security on the national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on any national securities exchange, shall mean the reported closing bid price of such security on the Nasdaq SmallCap Market or the Nasdaq National Market System (collectively referred to as, "Nasdaq") or, if such security is not listed or admitted to trading on any national securities exchange or quoted on Nasdaq, shall mean the reported closing bid price of such security on the principal securities exchange on which such security is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if such security is not listed or admitted to trading on a national securities exchange, quoted on Nasdaq or listed or admitted to trading on any other securities exchange, shall mean the closing bid price in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose.

         "Trading day" shall mean a day on which the securities exchange or NASDAQ used to determine the Closing Bid Price is open for the transaction of business or the reporting of trades or, if the Closing Bid Price is not so determined, a day on which such securities exchange is open for the transaction of business.

Section 4 (c) (i):

                  (i)  Except as  otherwise  provided  herein,  in the event the
         Corporation shall, at any time or from time to time after the date hereof,(1) sell or issue any shares of Common Stock for a consideration per share less than either (i) the Conversion Price in effect on the date of such sale or issuance or (ii) the Market Price of the Common Stock as of the date of the sale or issuance, (2) issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or (3) subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Conversion Price in effect immediately prior to such Change of Shares shall be changed to a price (rounded to the nearest cent) determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the sale or issuance of such additional shares or such subdivision or combination and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection 4(c)(v)(F) below) for the issuance of such additional shares would purchase at the greater of (i) the Conversion Price in effect on the date of such issuance or (ii) the Market Price as of such date, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the sale or issuance of such additional shares or such subdivision or combination. Such adjustment shall be made successively whenever such an issuance is made.

It should be noted that the foregoing provides price protection both for (i) issuances under the Conversion Price and (ii) issuances under the Market Price of the Common Stock.

For purposes of the foregoing, the Certificate of Designation further provides the following definition:

Section 4(c)(v):

                  (v) For purposes of Section 4(c)(i) hereof, the following provisions (A) to (F) shall also be applicable:

                           (A) The  number  of shares  of  Common  Stock  deemed
                  outstanding at any given time shall include all shares of capital stock convertible into or exchangeable for Common Stock and all shares of Common Stock issuable upon the exercise of any convertible debt, warrants outstanding on the date thereof and options outstanding on the date thereof.

Accordingly, calculations are based on a fully-diluted number, including issuance of Common Stock on conversion of Series A Convertible Preferred Stock at the Conversion Price in effect prior to the recalculation.

                                    EXHIBIT H

                   SUBORDINATED NON-NEGOTIABLE PROMISSORY NOTE

$2,000,000                 St. Louis, Missouri
                                                                   May __, 1999

                  PALATIN TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "COMPANY"), for value received, hereby promises to pay to MALLINCKRODT INC., a Delaware corporation (hereinafter called "MALLINCKRODT") the principal sum of Two Million Dollars ($2,000,000), on the date specified herein below, and to pay simple interest from the date hereof on the unpaid principal amount hereof at the rate of 9% per annum, payable in full on the date when the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter on demand at the rate of 12% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

                  All payments of principal and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, and shall be made at the offices of MALLINCKRODT, 675 McDonnell Boulevard, P. O. Box 5840, St. Louis, Missouri 63134, or its successors or assigns, as applicable.

                  1. Events Requiring Payment. The principal hereunder and all interest accrued thereon shall be due and payable in full on the earliest to occur of either of the following dates or events: (i) the execution by MALLINCKRODT and COMPANY of a Strategic Collaboration Agreement relative to the development, manufacture, marketing and sale of LeuTech(R), a radiopharmaceutical imaging product useful in imaging infection and inflamation, or (ii) December 31, 2000. In the event of the occurrence of the event set forth in clause (i) of the immediately preceding sentence, the principal and interest due hereunder will be paid by offset against amounts otherwise due and payable to COMPANY by MALLINCKRODT as a consequence of the execution of said Strategic Collaboration Agreement.

                  2. Security for Repayment. Repayment of this Note shall be secured by an interest in substantially all of the assets of COMPANY ("Secured Assets"), as more fully described in and in accordance with the terms of that certain Security Agreement between MALLINCKRODT and the COMPANY attached hereto as Exhibit I and expressly made a part hereof (the "Security Agreement"). COMPANY affirms and MALLINCKRODT understands that the lien securing the repayment obligations under this Note shall be secondary in priority and subordinate to any security interest held by any banks, lenders, or other financial institutions (collectively "Banks") to whom the COMPANY has granted any security interest or other lien on or prior to the date hereof, and in accordance with the terms and conditions specifically governing such security interest or other liens as such terms and conditions exist on and as of the date hereof.

                  3. Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to the COMPANY of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss and indemnity from MALLINCKRODT reasonably satisfactory to the COMPANY, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the COMPANY will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid principal amount and dated as of the original date hereof.

                  4. Prepayment. Upon notice given to MALLINCKRODT the COMPANY may, at its option, prepay the Note, as a whole at any time or in part from time to time together with interest accrued thereon to the date of such prepayment. Upon any prepayment of a portion of the principal amount of this Note, MALLINCKRODT, at its option, may require the COMPANY to execute and deliver at the expense of the COMPANY, upon surrender of this Note, a new Note for the principal amount of this Note then remaining unpaid, or may present this Note to the COMPANY for notation hereon of the payment of the portion of the principal amount of this Note so prepaid.

                  5. Covenants. The COMPANY covenants and agrees that, so long as any Note shall be outstanding;

                  (a) The COMPANY will promptly pay and discharge or cause to be paid and discharged, before the same shall become in default, all lawful taxes and assessments imposed upon the COMPANY or any subsidiary or upon the income and profits of the COMPANY or any subsidiary, or upon any property, real, personal or mixed, belonging to the COMPANY or any subsidiary, or upon any part thereof by the United States or any State thereof, as well as all lawful claims for labor, materials and supplies which, if unpaid, would become a lien or charge upon the Secured Assets thereof; provided, however, that neither the COMPANY nor any subsidiary shall be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the COMPANY or its subsidiary (as appropriate) shall be contesting the validity thereof in good faith by appropriate proceedings or the COMPANY shall, in its good faith judgment, deem the validity thereof to be questionable.

                  (b) The COMPANY will at all times maintain and keep, or cause to be maintained and kept, in good repair, working order and condition (reasonable wear and tear excepted) all significant properties of the COMPANY and its subsidiaries which are included in the Secured Assets (including maintenance of fees for filing or registration due and payable with respect to any intellectual property rights included in the Secured Assets) and will from time to time make or cause to be made all reasonably necessary and proper repairs, renewals, replacements, betterments and improvements thereto.

                  (c) The COMPANY will keep adequately insured, and will cause each of its subsidiaries to keep adequately insured, by financially sound and reputable insurers, all property included in the Secured Assets of a character usually insured by corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations.

                  (d) The COMPANY will at all times keep, and cause each of its subsidiaries to keep, proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles consistently applied.

                  (e) The COMPANY will do or cause to be done all things necessary and lawful to preserve and keep in full force and effect its corporate existence, rights and franchises and the corporate existence, rights and franchises of each of its operating subsidiaries; provided, however, that nothing in this paragraph (e) shall prevent (i) a consolidation or merger of, or a sale, transfer or disposition of all or any substantial part of the property and assets of the COMPANY not prohibited by the provisions of paragraph (f) below, or (ii) the abandonment or termination of any rights or franchises of the COMPANY, or the liquidation or dissolution of, or a sale, transfer or disposition (whether through merger, consolidation, sale or otherwise) of all or any substantial part of the property and assets of any subsidiary or the abandonment or termination of the corporate existence, rights and franchises of any subsidiary if such abandonment, termination, liquidation, dissolution, sale, transfer or disposition is, in the good faith business judgment of the COMPANY, in the best interests of the COMPANY and does not prejudice MALLINCKRODT in any material respect.

                  (f) The COMPANY will not consolidate or merge with or into, or sell or otherwise dispose of all or substantially all of its property to, any other corporation or other entity, unless:

                  (i) the surviving corporation or other entity (if other than the COMPANY) shall expressly and effectively assume in writing the due and punctual payment of the principal of and interest on the Note, and the due and punctual performance and observation of all the terms, covenants, agreements and conditions of this Note and the Security Agreement to be performed or observed by the COMPANY to the same extent as if such surviving corporation had been the original maker of the Note,

                  (ii) the COMPANY or such other corporation or other entity shall not otherwise be in default in the performance or observance of any material covenant, agreement or condition of the Note or of the Security Agreement, and

                  (iii) MALLINCKRODT shall have received, in connection therewith, immediately prior to the closing of such transaction an opinion of counsel for the COMPANY (or other counsel satisfactory to MALLINCKRODT), in form and substance satisfactory to MALLINCKRODT, to the effect that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this paragraph (f).

                  6. Events of Default. If any one or more of the following events, herein called "Events of Default," shall occur, for any reason whatsoever, and whether such occurrence shall, on the part of the COMPANY or any subsidiary, be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of a court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority, and such Event of Default shall be continuing:

                  (a) default shall be made in the payment of the principal or interest of this Note when and as the same shall become due and payable in accordance with the terms provided herein, or

                  (b) default shall be made in the due observance or performance of any other covenant, representation, warranty, condition or agreement on the part of the COMPANY to be observed or performed pursuant to the terms hereof or pursuant to the Security Agreement and such default shall continue for thirty
(30) days after receipt of written notice thereof, specifying such default and requesting that the same be remedied, by the COMPANY from MALLINCKRODT, or

                  (c) the entry of a decree or order for relief by a court having jurisdiction in respect of the COMPANY or any subsidiary in any involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the COMPANY or any subsidiary or for any substantial part of any of their property, or for all or any portion of the Secured Assets, or ordering the winding-up or liquidation of any of their affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) days, or

                  (d) the commencement by the COMPANY or any subsidiary of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the COMPANY or any subsidiary or for any substantial part of their property, or for all or any portion of the Secured Assets, or the making by any of them of any assignment for the benefit of creditors, or
                                                         4

                  (e) any default, as defined in any instrument evidencing or under which the COMPANY or any subsidiary has outstanding at the time any indebtedness for money borrowed in excess of $50,000 in aggregate principal amount, shall occur, then, MALLINCKRODT may, at its option, by notice to the COMPANY, declare this Note to be, and this Note shall thereupon be and become, forthwith due and payable together with interest accrued thereon without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law.

                   7. Suits for Enforcement. In case any one or more of the Events of Default specified in Section 6 of this Note shall occur and be continuing, MALLINCKRODT may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right hereunder.

                  In case of any default under this Note, the COMPANY will pay to MALLINCKRODT such amounts as shall be sufficient to cover the costs and expenses of MALLINCKRODT directly attributable to said default, including, without limitation, collection costs and reasonable attorneys' fees, to the extent actually incurred.

                  8. Remedies Cumulative. No remedy herein conferred upon MALLINCKRODT is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law on in equity or by statute or otherwise.

                  9. No Waiver. No course of dealing between the COMPANY and MALLINCKRODT or any delay on the part of MALLINCKRODT in exercising any rights hereunder shall operate as a waiver of any of its rights hereunder. No failure by MALLINCKRODT on any occasion to exercise any rights or remedies it may have hereunder shall prejudice or operate as a waiver of any rights MALLINCKRODT may have on any subsequent occasion to enforce its rights or take advantage of its remedies pursuant to this Note.

                  10.  Subordination.

                  (a) Anything in this Note to the contrary notwithstanding, the obligation of the COMPANY to pay the principal of and interest on this Note, and to discharge all its other obligations hereunder or under the Security Agreement, shall be subordinate and junior in right of payment to any indebtedness of COMPANY to Banks that is outstanding on and as of the date hereof. The obligations of the COMPANY to which this Note is subordinate and junior in the right of payment in accordance with said Subordination Agreement are sometimes herein referred to as "Senior Debt." MALLINCKRODT hereby acknowledges that the Senior Debt includes,
                                                         5
without limitation, debt under a patent assignment and license agreement with Aberlyn Capital Management Limited Partnership dated as of July 15, 1993.

                  (b) Subject to the payment in full of all Senior Debt, MALLINCKRODT shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations (including any delivery of the Secured Assets), which may be payable or deliverable to the holders of Senior Debt. Subject to the rights of the holders of the Senior Debt, in accordance with the terms of any agreements between any of such holders and COMPANY, to receive cash, property, stock or obligations otherwise payable or deliverable to the holder of this Note, nothing herein shall either impair, as between the COMPANY and MALLINCKRODT, the obligation of the COMPANY, which is unconditional and absolute, to pay MALLINCKRODT the principal hereof and interest hereon in accordance with the terms and the provisions of this Note or prevent MALLINCKRODT from exercising all remedies otherwise permitted by applicable law or upon default hereunder. In addition, nothing set forth herein shall be construed as having any effect or purpose to limit or change in any manner any rights or remedies MALLINCKRODT may have under any other agreement between MALLINCKRODT and the COMPANY, whether currently in effect or entered into hereafter.

                  11. Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the COMPANY shall bind its successors and assigns, whether so expressed or not.

                  12. Governing Law. This Note shall be enforced and construed in accordance with the laws of the State of New York, without giving effect to its conflict of laws principles.

                  13. Headings. The headings of the Sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

                  14. Validity. The execution and delivery of this Note and the Security Agreement and the performance by the COMPANY of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action by the COMPANY and will not violate any provisions of law, any of the corporate governing documents of the COMPANY or any provisions of any indenture, agreement or other instrument to which COMPANY or any of its assets is bound. This Note has been duly executed and delivered by the COMPANY and constitutes the legal, valid and binding obligation of the COMPANY, enforceable against the COMPANY in accordance with its terms. The execution and delivery of this Note and the performance by the COMPANY of its obligations hereunder and under the Security Agreement does not and will not violate any judicial decree or order.

                  IN WITNESS WHEREOF, PALATIN TECHNOLOGIES, INC. has caused this Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the date and year first above written.

                                        PALATIN TECHNOLOGIES, INC.



                                        By:_________________________________

                                        Name:
                                        Title:

                                    EXHIBIT I

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (the "Security Agreement") is entered into as of May __, 1999, by and among Palatin Technologies, Inc., a Delaware corporation, with its principal executive offices in Princeton, New Jersey (the "Debtor"), and Mallinckrodt Inc., a Delaware corporation, with its principal offices in St. Louis, Missouri (the "Secured Party").

                  WHEREAS, on and as of the date hereof, the Debtor has executed and delivered to Secured Party a certain Subordinated Non-Negotiable Promissory
Note in the original principal amount of Two Million Dollars ($2,000,000) (such promissory note, and any and all amendments, modifications, extensions, restatements, renewals, refinancings and/or replacements thereof from time to time being herein referred to as the "Note");

                  WHEREAS, the indebtedness evidenced by the Note will be secured as provided in Section 2 thereof and as consistently hereinafter provided; and

                  WHEREAS,  Debtor,  in  consideration of and in order to induce
Secured Party to make the advance of Two Million Dollars ($2,000,000) has determined that it is in the best interest of Debtor and has agreed to execute, deliver and perform this Security Agreement;

                  NOW, THEREFORE, for valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Debtor and the Secured Party hereby agree as follows:

                  1. Definitions. As used in this Security Agreement, the following terms, which are in addition to terms defined elsewhere in this Security Agreement, shall have the respective meanings as listed below:

                  "Accounts" shall mean (i) any right to payment for services rendered and/or for goods sold or leased, now or hereafter owing to or held by Debtor, whether such right to payment be classified by law as an instrument, chattel paper, contract right, account, general intangible or otherwise, (ii) the security, if any, for such right to payment, (iii) Debtor's right, title and interest (including, without limitation, any applicable right of reclamation or stoppage in transit) in or to the personal property, if any, that is the subject of such right to payment, and (iv) all books, ledgers and records pertaining to such right to payment (whether written or electronic), all whether now owned or hereafter acquired by Debtor.

                  "Deposit Accounts" means any and all accounts, deposits, investments, monies, securities or other property of Debtor.

                  "Equipment"  shall mean all machinery,  computer  hardware and software, equipment, appliances, furniture, fixtures, tools, supplies and tangible personal property (except Inventory) of every kind and description, including but not limited to, property included within the term "Equipment" as defined in the UCC, now owned or hereafter acquired by Debtor.
                  "General  Intangibles"  shall mean all  property  (other  than
Accounts, Equipment, Inventory, and Deposit Accounts) including, but not limited to, all rights in patents, patent applications, trademarks and other intellectual property, choses in action, contract rights, tax refunds, rights in respect of employee benefit plan assets, trademarks, trade names, licenses, consents, permits, marketing agreements, copyrights, customer lists, identification of suppliers, data, plans, specifications, recorded knowledge, manuals, standards, catalogs, books, records, sales data and other information relating to sales, certifications and approvals of governmental agencies pertaining to Debtor's operations or business, all rights of Debtor to receive return of deposits and trust payments, all judgments, awards and warehouse receipts, in each case whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising.

                  "Inventory" shall mean all merchandise, finished goods, raw materials, work in process, packaging, supplies, all types of property of Debtor included within the term "Inventory" as defined in the UCC and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, wherever located, whether now owned or hereafter acquired by Debtor (including, without limitation, goods which are returned to or repossessed by Debtor) and whether now existing or hereafter arising.

                  "Secured Assets" shall mean and include all property and interests therein of every kind and description (tangible or intangible, real, personal or mixed), wherever located, now owned or hereafter acquired by the Debtor and whether now existing or hereafter arising, including, without limitation, (i) all Accounts, (ii) all Equipment, (iii) all Inventory, (iv) all General Intangibles, (v) all Deposit Accounts, (vi) all accessions to and products of any of the foregoing, (vii) all additions to, or substitutions or replacements for any of the foregoing, (viii) all proceeds of, or from, any of the foregoing, (including insurance proceeds, whether or not the Secured Party is the loss payee thereunder), and (ix) in all cases, whether now owned or existing or hereafter acquired or arising.

                  "UCC" shall mean the Uniform Commercial Code as amended from time to time, and any successor statute, enacted and in effect at any time in the State of New York.

                  2. Definitions Incorporated. The following terms as used herein have the meanings given to them in the Note: "Banks," "Event of Default," and "Senior Debt." In the event that the Note is from time to time amended or modified or any instrument is substituted in replacement thereof, such amendment, modification or substitution shall, from and after the date thereof, be included within the definition of the "Note" as used herein. Terms used herein, if not otherwise defined herein, shall have the meanings given them in the UCC as enacted and as from time to time in effect in New York.

                  3. Security Interest. The Debtor, and its successors and assigns, hereby give and grant to the Secured Party a security interest in all the Secured Assets and all of their right, title and interest therein, whether now owned or existing or hereafter acquired or arising, together with all proceeds therefrom to secure (i) the payment of all principal of and interest heretofore or hereafter owing or outstanding on the Note (including any notes substituted therefor), (ii) the payment by the Debtor of all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in the collection of amounts due under the Note or in enforcing its rights under the Note or this Security Agreement and (iii) the performance by the Debtor of all its obligations under the Note or this Security Agreement. The foregoing set forth in clauses (i), (ii) and (iii) of the previous sentence shall hereinafter be referred to as the "Obligations." Anything in this Security Agreement to the contrary notwithstanding, the Obligations are subordinate and junior in right of payment to any rights of the Senior Debt, as those rights may appear and exist on and as of the date hereof.

                  4. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under all contracts and agreements included in the Secured Assets to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Secured Assets, and (iii) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Secured Assets or be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  5. Accounts. Subject to the rights of holders of the Senior Debt as described in Section 10 of the Note, with respect to Accounts included within the Secured Assets, Debtor covenants and agrees as follows:

                  (a) Subject to the rights of holders of the Senior Debt as described in Section 10 of the Note, the Debtor shall, after the occurrence and during the continuance of an Event of Default which remains uncured (if by the express terms of the Note it may be cured), at the request of the Secured Party, execute and deliver a form of agreement satisfactory to the Secured Party and its counsel, establishing a lock box and cash collateral arrangement with the Secured Party.

                  (b) In the event a government (including the United States Government, the government of any state or any local government) or any department, agency, instrumentality or subdivision thereof is an account debtor or obligor on any Accounts or is a party to any contract or order out of which will arise an Account, the Debtor shall promptly notify the Secured Party of that fact and will execute such instruments and take such steps required by the Secured Party in order that the Account and all moneys due to the Secured Party and due notice thereof is given to the appropriate governmental official.

                  (c) After an Event of Default and the repayment in full of the Senior Debt and the termination of any agreements relating thereto, the Secured Party shall have the right from time to time to arrange for verification of all Accounts directly with the account debtors or by other methods reasonably satisfactory to the Secured Party. Any such verification shall be conducted in such a manner as to prevent (where possible) or minimize disruption to Debtor's business.

                  (d) In the event any Accounts are evidenced by chattel paper or other negotiable instruments, the Debtor shall, after the occurrence and during the continuance of an Event of Default and subject to the Senior Debt, deliver the same to the Secured Party (with all requisite endorsements, in favor of the Secured Party, which the Secured Party may make as attorney-in-fact for the Debtor) as soon as possible and prior to such delivery shall hold (subject to the Senior Debt) the same in trust for the benefit of the Secured Party.

                  (e) Except as otherwise provided in this subsection, the Debtor shall use its commercially reasonable best efforts to collect, at its own expense, all amounts due or to become due on the Accounts. After the occurrence and continuance of an Event of Default, the Secured Party shall have the right at any time, subject to the Senior Debt, upon written notice to the Debtor, at the expense of the Debtor, to take such action to collect the Accounts as the Secured Party deems proper, including, without limitation, the right to notify account debtors to remit all payments to the Secured Party and to adjust, settle and compromise payment thereof, in the same manner and to the same extent as the Debtor might have done. At such time as the Secured Party is entitled to exercise and in fact exercises its rights pursuant to the preceding sentence, the Debtor shall not take any action to collect, adjust, settle or compromise any Account except with the written consent of the Secured Party and any collections of Accounts received or held by the Debtor shall be property of the Secured Party, shall be held in trust for the benefit of the Secured Party and shall be delivered to the Secured Party immediately with all requisite endorsements in favor of the Secured Party which the Secured Party may make as attorney-in-fact for the Debtor. The Secured Party does not have any obligation to the Debtor to collect or attempt to collect any Accounts or to preserve any rights against any party in connection therewith.

                  (f) Debtor shall upon reasonable request by the Secured Party and immediately after the occurrence of an Event of Default give the Secured Party notice of all of the Deposit Accounts.

                  6. Inventory. So long as no Event of Default exists, Debtor may sell the Inventory in the ordinary course of business on customary business and payment terms, but no sale in bulk shall be permitted without the prior written consent of the Secured Party.

                  7. Equipment--Possession. Debtor is entitled to the possession of its Equipment and to use the same in connection with its business, subject to the rights of the Secured Party hereunder upon the occurrence and continuance of an Event of Default.

                  8. Records. Debtor will at all times keep accurate and complete records of its Accounts, Deposit Accounts, Inventory, General Intangibles, Equipment and other items included in the Secured Assets, and the Secured Party shall have the right at all reasonable times, without disruption to the business of the Debtor, to examine and inspect the same and to make copies thereof.

                  9. Representations, Warranties and Covenants of the Debtor. With respect to the Secured Assets, Debtor hereby represents, warrants and covenants to the Secured Party as follows:

                  (a) Debtor is, and will be, the sole owner of all Accounts now or hereafter appearing on the books of Debtor, and that the same are and will be, during the term of this Security Agreement, free and clear from any and all assignments, liens, and security interests except for the security interests of the holders of the Senior Debt and except as created hereby.

                  (b) All Accounts as shown on the books of Debtor or as shown in any certificate, statement or other report, delivered by the Debtor to the Secured Party, shall represent valid and existing obligations of the account debtors (except as consistent with past practice and experience of the Debtor) representing goods or services delivered or performed, and invoiced, and which are not subject to any defense, counterclaim or right of setoff unless otherwise stated on such certificate, statement, or other report.

                  (c) Debtor is and, during the term of this Security Agreement, will be the owner of each item of the Secured Assets; the same will be used solely in connection with the Debtor's business; all of the Equipment, Inventory and General Intangibles are free and clear of all liens and encumbrances whatsoever, except as otherwise provided herein and except for the security interests of the holders of the Senior Debt.

                  (d) Debtor will execute all financing statements and amendments and supplements thereto, if any, and will attend to the filing of any and all continuation statements, as may be reasonably requested by the Secured Party in order to continue the validity of the security interests of the Secured Party hereunder.

                  (e) Debtor shall, from time to time as requested by the Secured Party, take such action and execute and deliver to the Secured Party all such instruments, supplements, further assurances and security or other agreements as may be required or reasonably requested by the Secured Party in order to perfect and continue the Secured Party's security interest in the Secured Assets hereunder.

                  (f) Debtor agrees to pay, and to save the Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) except those caused by willful misconduct or gross negligence of the Secured Party
         (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Secured Assets, and (ii) in connection with any of the transactions contemplated by this Security Agreement.

                  (g) Debtor will not create, incur or permit to exist, and it will defend the Secured Assets against, and it will take such other action as is necessary to remove, any lien or claim on or to the Secured Assets, other than the liens created hereby and the liens created pursuant to the Senior Debt, and it will defend the right, title and interest of the Secured Party in and to any of the Secured Assets against the claims and demands of all persons whomsoever, except for any claims and demands of the Senior Debt.

                  (h) Debtor will not sell, transfer, lease or otherwise dispose of any of the Secured Assets, except for sales of Inventory by Debtor in the ordinary course of its business.

                  (i) Debtor has the power to execute and deliver this Security Agreement and to perform its obligations hereunder and has taken all necessary action and has received all required consents (private and governmental) to authorize such execution, delivery and performance, and therefore this Security Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against it and the Secured Assets in accordance with its terms. Furthermore, to the best of Debtor's knowledge, this Security Agreement does not and will not violate any judicial decree or order, or any rules or regulations of any federal, state or local government, or any branch, agency or instrumentality of same.

                  (j) The execution,  performance  and delivery of this Security
         Agreement does not violate or conflict with the terms or provisions of, or the Debtor's performance under, any agreement, document or instrument by which the Debtor is bound.

                  10. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Secured Assets and shall not impose any duty upon it to exercise any such powers. Secured Party shall have no obligation to preserve rights against prior parties.

                  11. Default Remedies. Except as expressly and unambiguously set forth herein, this Security Agreement shall be deemed absolute and without conditions and, subject to the rights of the Senior Debt, the Secured Party may enforce its rights with respect to the Secured Assets without first being required to attempt collection of any sums due from the Debtor. If an Event of Default shall occur and remain uncured (if it is curable by the express terms of the Note) for thirty (30) days after receipt of notice thereof by Debtor from the Secured Party, the Secured Party shall have the following rights (subject only to Section 10 of the Note and the rights of the holders of the Senior Debt generally):

                  (a) to perform any defaulted covenant or agreement of this Security Agreement to such extent as the Secured Party shall reasonably determine and advance such moneys as it shall deem reasonably advisable for the aforesaid purpose and all moneys so advanced, together with interest thereon from the date advanced until paid at a rate per annum equal to the rate then in effect on the Note, shall be secured hereby and shall be repaid promptly after notice of the amount due without demand, provided, however, that nothing herein contained shall be construed to require the Secured Party to advance money for any of the aforesaid purposes;

                  (b) to notify all account debtors, to the extent permitted by applicable law or regulations, to pay directly to the Secured Party or otherwise as the Secured Party may specify all amounts they owe then or thereafter to Debtor;

                  (c) to take control of any and all proceeds to which the Secured Party may be entitled under this Security Agreement, the Note, or under any applicable laws;

                  (d) to take immediate possession of the Secured Assets and, with or without taking possession of the Secured Assets, to sell, lease or otherwise dispose of any or all of the Secured Assets, either at public or private sale, upon commercially reasonable terms, and the Secured Party may become the purchaser thereof at public sale; provided that, any sale may be adjourned at any time and from time to time to a reasonably specified time and place by announcement at the time and place of sale as publication or otherwise of the time and place of such adjourned sale; provided further that, subject to the Senior Debt, the proceeds of any sale shall be applied (i) first to the expenses of taking, holding and preparing for sale or disposition, and sale or disposition and the like (including reasonable attorneys' fees), (ii) next to the principal and interest due under the Note and the other amounts secured under clauses (i) and (ii) of Section 3 hereof, (iii) next to amounts secured under clause (iii) of Section 3 hereof, (iv) next to the holder of any subordinate security interest therein if written notification of demand therefor is received and verified by the Debtor before distribution of the proceeds and (v) lastly, any surplus to Debtor and Debtor shall remain liable for any deficiency; and provided further that, any such sale, public or private, may be made on credit at the option of the Secured Party; and provided finally that, the Secured Party shall have the right to conduct any such sale on Debtor's premises, and the Secured Party shall have such right of possession of said premises as shall be necessary or convenient for such purpose but the Secured Party shall make every reasonable effort to avoid (where possible) or minimize disruption of Debtor's business activities in so doing;

                  (e) to take immediate possession of the Secured Assets and to use or operate the Secured Assets in order to preserve the same or their value, and collect, receive and use all of the net profits from such use or operation to pay indebtedness secured by such Secured Assets;

                  (f) to require Debtor, to the extent practicable, to assemble the Secured Assets and make them available to the Secured Party at such locations within the county wherein such Secured Assets are located as the Secured Party shall designate;

                  (g) to enter all of the Debtor's facilities to remove the Secured Assets therefrom and take possession of the Debtor's books and records and computer hardware and software, and to use all of the same in a manner the Secured Party deems appropriate in order to preserve and sell or otherwise dispose of the Secured Assets;

                  (h) to (without assuming any obligations or liability thereunder), at any time and from time to time, enforce against any licensee or sublicensee all rights and remedies of the Debtor in, to and under any patent licenses or trademark licenses included in the General Intangibles and, in the exercise of commercial reasonableness, take or refrain from taking any action under any such licenses, and the Debtor hereby releases the Secured Party free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken under applicable law with respect thereto;

                  (i) to proceed to protect and enforce its rights under the Note and this Security Agreement by a suit or suits in equity or at law, whether for specific performance or observance of any terms, provisions, covenants or conditions herein or therein contained, in aid of the execution of any power herein or therein granted, for any foreclosure hereunder or thereunder, or for the enforcement of any other proper legal or equitable remedy;

                  (j) to exercise any such additional and/or different rights or remedies as are provided for in the Note; and

                  (k) to act as true and lawful attorney-in-fact of the Debtor, with full power of substitution, with full irrevocable power and authority in the place and stead of the Debtor, in the name of the Debtor, or in its own name, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Security Agreement.

                  The Secured Party shall have any and all other rights and remedies provided by law or equity, including, without limitation, the rights and remedies of a secured party. All of the Secured Party's rights and remedies will be cumulative, and no waiver of any default will affect any other subsequent default. The rights and remedies provided in this Security Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order, without any marshalling, as the Secured Party shall determine.

                  Subject to the Senior Debt, nothing herein contained shall be construed as preventing the Secured Party from taking all reasonable and lawful actions to protect its interest in the event that liquidation, insolvency, bankruptcy, reorganization or foreclosure proceedings of any nature whatsoever affecting the property or assets of Debtor should be instituted.

                  The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Secured Assets in its possession, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Secured Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Secured Assets upon the request of the Debtor or otherwise.

                  12. General Provisions. (a) This Security Agreement and the security interests of the Secured Party in the Secured Assets created hereby shall cease and terminate only upon repayment in full of the principal and any accrued interest under and pursuant to the Note or upon cancellation of the Note by Secured Party.

                  (b) Debtor hereby waives all demands, notices, presentments, claims, defenses and protests of any kind, except as expressly and unambiguously provided herein and unless not permitted by applicable law, which might in any manner adversely affect the rights of Secured Party herein.

                  (c) Except where the application of another law is mandatory, this Security Agreement shall be construed to be a contract made under and pursuant to the laws of New York, and all of the terms, covenants and conditions contained herein shall be governed by and construed in accordance with such laws, without giving effect to the conflict of laws principles contained in such laws.

                  (d) This Security Agreement, all supplements hereto and all amendments hereof, shall inure to the benefit of and be binding upon the Debtor, the Secured Party, and their respective successors and assigns, but this Security Agreement may not be assigned by Debtor without the written consent of the Secured Party.

                  (e) No waiver of any term, provision, covenant or condition contained in this Security Agreement, or of any breach of any such term, provision, covenant or condition, shall constitute a waiver of any subsequent breach or justify or authorize the non-observance on any other occasion of such term, provision, covenant or condition contained in this Security Agreement.

                  (f) The invalidity or unenforceability of any term or condition hereof shall not affect the validity or enforceability of any other term or condition hereof or of this Security Agreement as a whole.

                  (g) In the event of any conflict or inconsistency between the terms of the Note and those of this Security Agreement, the former shall prevail.

                  IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed in St. Louis, Missouri at the time first above written by their officers thereunto duly authorized.


                                        MALLINCKRODT INC.
                                        ("SECURED PARTY")


                                        By:________________________________




                                        PALATIN TECHNOLOGIES, INC.
                                        ("DEBTOR")


                                        By:________________________________